GMO TRUST
                                                                      Prospectus
                                                                 August 17, 2005

GMO TRUST OFFERS A BROAD SELECTION
OF INVESTMENT ALTERNATIVES TO INVESTORS.

U.S. EQUITY FUNDS

- U.S. Core Equity Fund
- U.S. Value Fund
- U.S. Intrinsic Value Fund
- U.S. Growth Fund
- U.S. Small/Mid Cap Value Fund
- U.S. Small/Mid Cap Growth Fund

INTERNATIONAL EQUITY FUNDS
- International Core Equity Fund
- International Growth Equity Fund

Information about other funds and classes offered by GMO Trust is contained in separate prospectuses.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
FUND SUMMARIES..............................................     1
  U.S. Equity Funds.........................................     2
    U.S. Core Equity Fund...................................     2
    U.S. Value Fund.........................................     4
    U.S. Intrinsic Value Fund...............................     6
    U.S. Growth Fund........................................     8
    U.S. Small/Mid Cap Value Fund...........................    10
    U.S. Small/Mid Cap Growth Fund..........................    12
  International Equity Funds................................    14
    International Core Equity Fund..........................    14
    International Growth Equity Fund........................    16
DESCRIPTION OF PRINCIPAL RISKS..............................    18
MANAGEMENT OF THE TRUST.....................................    21
DETERMINATION OF NET ASSET VALUE............................    22
NAME POLICIES...............................................    23
DISCLOSURE OF PORTFOLIO HOLDINGS............................    23
HOW TO PURCHASE SHARES......................................    23
HOW TO REDEEM SHARES........................................    25
PURCHASE PREMIUMS AND REDEMPTION FEES.......................    26
MULTIPLE CLASSES............................................    27
DISTRIBUTIONS AND TAXES.....................................    28
FUND CODES.......................................inside back cover
ADDITIONAL INFORMATION..................................back cover
SHAREHOLDER INQUIRIES...................................back cover
DISTRIBUTOR.............................................back cover

                                 FUND SUMMARIES

     This section contains summary descriptions of each Fund's investment objective, principal investment strategies, principal risks, performance, and fees and expenses. The summaries are not all-inclusive, and a Fund may make investments, employ strategies, and be exposed to risks that are not described in its summary. More information about a Fund's investments and strategies is contained in the Statement of Additional Information ("SAI"). See the back cover of this Prospectus for information about how to receive the SAI. The Funds' Board of Trustees ("Trustees") may change a Fund's investment objective, strategies, and policies without shareholder approval unless the objective or strategy is identified in this Prospectus or in the SAI as "fundamental." Only the investment objectives of the U.S. Core Equity Fund, U.S. Value Fund, and U.S. Growth Fund are fundamental. Unless otherwise specified in this Prospectus or in the SAI, Grantham, Mayo, Van Otterloo & Co. LLC, the Funds' investment manager (the "Manager" or "GMO"), is not obligated to and generally will not consider tax consequences when seeking to achieve a Fund's investment objective (e.g., a Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Portfolio turnover is not a principal consideration when GMO makes investment decisions for the Funds. Based on its assessment of market conditions, GMO may trade a Fund's investments more frequently at some times than at others. High turnover rates may adversely affect a Fund's performance by generating additional expenses and may result in additional taxable income for its shareholders.

     MANY OF THE FUND SUMMARIES STATE THAT A FUND WILL "INVEST" OR MAKE "INVESTMENTS" IN A PARTICULAR TYPE OF SECURITY OR OTHER ASSET. WHEN USED IN THIS PROSPECTUS, THE TERMS "INVEST" AND "INVESTMENTS" INCLUDE BOTH DIRECT INVESTING AND INDIRECT INVESTING AND/OR MAKING DIRECT INVESTMENTS AND INDIRECT INVESTMENTS (E.G., INVESTING IN ANOTHER FUND OR MAKING INVESTMENTS IN DERIVATIVES AND SYNTHETIC INSTRUMENTS WITH ECONOMIC CHARACTERISTICS SIMILAR TO THE UNDERLYING ASSET). THE MANAGER DEFINES "EQUITY INVESTMENTS" AS INVESTMENTS IN COMMON STOCKS AND OTHER STOCK-RELATED SECURITIES, SUCH AS PREFERRED STOCKS, CONVERTIBLE SECURITIES, AND DEPOSITORY RECEIPTS.

     To comply with Securities and Exchange Commission ("SEC") rules regarding the use of descriptive words in a fund's name, each Fund has adopted a policy, described in the section of its summary description entitled "Principal investment strategies," of investing at least 80% of its assets in specific types of investments, industries, countries, or geographic regions (each policy, a "Name Policy"). See "Name Policies."

     Investing in mutual funds involves risk, including the risk that the strategies and techniques of the Manager will fail to produce the desired results (see "Management of the Trust" for a description of the Manager and "Description of Principal Risks - Management Risk"). Each Fund is subject to risks based on the types of investments in its portfolio and on the investment strategies it employs. You should refer to "Description of Principal Risks" in this Prospectus for a more detailed discussion of the principal risks of investing in the Funds. A Fund may be exposed to risks in addition to the principal risks described in this Prospectus.

     You should keep in mind that an investment in a Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     See "Fund Codes" on the inside back cover of this Prospectus for information regarding each Fund's ticker, symbol, and CUSIP number. This Prospectus does not offer shares in any state where they may not lawfully be offered.

                               U.S. EQUITY FUNDS
 GMO U.S. CORE EQUITY FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. The Manager defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.

     The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals. Generally, these stocks trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's. As of May 31, 2005, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from $544 million to $385 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                       GMO U.S. CORE EQUITY FUND

PERFORMANCE
     Because the Fund has not commenced operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid from Fund assets as a percentage of average daily net assets)

                                                                   CLASS III     CLASS IV     CLASS V     CLASS VI
  ----------------------------------------------------------------------------------------------------------------
  Management fee                                                     0.31%         0.31%        0.31%       0.31%
  Shareholder service fee                                            0.15%         0.10%       0.085%      0.055%
  Other expenses                                                     0.02%(1)      0.02%(1)     0.02%(1)    0.02%(1)
  Total annual operating expenses                                    0.48%(1)      0.43%(1)     0.42%(1)    0.39%(1)
    Expense reimbursement                                            0.02%(2)      0.02%(2)     0.02%(2)    0.02%(2)
  Net annual expenses                                                0.46%(1)      0.41%(1)     0.40%(1)    0.37%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 22 of this Prospectus) exceed 0.31% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class III                                                       $47      $152
Class IV                                                        $42      $136
Class V                                                         $41      $133
Class VI                                                        $38      $123

             * After reimbursement.

 GMO U.S. VALUE FUND

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size and value characteristics. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $455 million to $385 billion. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

     The Manager uses proprietary quantitative models to identify an initial group of stocks trading at prices below what the Manager believes to be their fundamental value. The Manager then applies traditional fundamental analysis to evaluate the financial, operational, and management strength of the issuers of those stocks. The Manager evaluates the resulting stocks in light of its analysis of the attractiveness of sectors and industries and tilts the final portfolio accordingly.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of those stocks included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                             GMO U.S. VALUE FUND

PERFORMANCE
     Because the Fund has not commenced operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid from Fund assets as a percentage of average daily net assets)

                                                                   CLASS III
  --------------------------------------------------------------------------
  Management fee                                                     0.44%
  Shareholder service fee                                            0.15%
  Other expenses                                                     0.19%(1)
  Total annual operating expenses                                    0.78%(1)
    Expense reimbursement                                            0.19%(2)
  Net annual expenses                                                0.59%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 22 of this Prospectus) exceed 0.44% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class III                                                       $60      $230

             * After reimbursement.

 GMO U.S. INTRINSIC VALUE FUND

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size and value characteristics. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $455 million to $385 billion. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

     The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued and have improving fundamentals. Generally, these stocks trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of those stocks included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                   GMO U.S. INTRINSIC VALUE FUND

PERFORMANCE
     Because the Fund has not commenced operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid from Fund assets as a percentage of average daily net assets)

                                                                   CLASS III
  --------------------------------------------------------------------------
  Management fee                                                     0.31%
  Shareholder service fee                                            0.15%
  Other expenses                                                     0.11%(1)
  Total annual operating expenses                                    0.57%(1)
    Expense reimbursement                                            0.11%(2)
  Net annual expenses                                                0.46%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and certain other expenses described on page 22 of this Prospectus) exceed 0.31% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class III                                                       $47      $172

             * After reimbursement.

 GMO U.S. GROWTH FUND

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size and growth characteristics. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $455 million to $385 billion. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

     The Manager uses proprietary research and quantitative models to identify stocks it believes have improving fundamentals. From that group the Manager then selects those stocks it believes have growth characteristics and that trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Growth Index, which measures the performance of those stocks included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Growth Securities - The Fund purchases some equity securities ("growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations, since their market prices are highly sensitive to future earnings expectations.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                            GMO U.S. GROWTH FUND

PERFORMANCE
     Because the Fund has not commenced operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid from Fund assets as a percentage of average daily net assets)

                                                                   CLASS III
  --------------------------------------------------------------------------
  Management fee                                                     0.31%
  Shareholder service fee                                            0.15%
  Other expenses                                                     0.04%(1)
  Total annual operating expenses                                    0.50%(1)
    Expense reimbursement                                            0.04%(2)
  Net annual expenses                                                0.46%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 22 of this Prospectus) exceed 0.31% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class III                                                       $47      $156

             * After reimbursement.

 GMO U.S. SMALL/MID CAP VALUE FUND

INVESTMENT OBJECTIVE

     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations ("small and mid-cap companies"). As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from $20 million to $8 billion. In addition, as of May 31, 2005, the average market capitalization of companies that issue stocks included in the Russell 2500 Index was approximately $2.4 billion, and the median market capitalization was approximately $690 million. Under normal circumstances, the Fund invests at least 80% of its assets in investments in small and mid-cap companies tied economically to the U.S.

     The Manager uses proprietary research and quantitative models to identify small and mid-cap company stocks it believes have improving fundamentals and that trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 2500 Value Index, which measures the performance of those stocks included in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Liquidity Risk (difficulty in selling Fund investments).

                                               GMO U.S. SMALL/MID CAP VALUE FUND

PERFORMANCE
     Because the Fund has not commenced operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

 SHAREHOLDER FEES
 (fees paid directly from your investment)

                                                                   CLASS III
  --------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)              0.50%(1)
  Redemption fee (as a percentage of amount redeemed)                0.50%(1)

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid from Fund assets as a percentage of average daily net assets)

                                                                   CLASS III
  --------------------------------------------------------------------------
  Management fee                                                     0.31%
  Shareholder service fee                                            0.15%
  Other expenses                                                     0.12%(2)
  Total annual operating expenses                                    0.58%(2)
    Expense reimbursement                                            0.12%(3)
  Net annual expenses                                                0.46%(2)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.

(2) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 22 of this Prospectus) exceed 0.31% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                             IF YOU SELL YOUR         IF YOU DO NOT SELL
                                                                  SHARES                 YOUR SHARES
                                                            ------------------        ------------------
                                                            1 YEAR*    3 YEARS        1 YEAR*    3 YEARS
                                                            -------    -------        -------    -------
Class III                                                    $149       $280            $97       $223

             * After reimbursement.

 GMO U.S. SMALL/MID CAP GROWTH FUND

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations ("small and mid-cap companies"). As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from $20 million to $8 billion. In addition, as of May 31, 2005, the average market capitalization of companies that issue stocks included in the Russell 2500 Index was approximately $2.4 billion, and the median market capitalization was approximately $690 million. Under normal circumstances, the Fund invests at least 80% of its assets in investments in small and mid-cap companies tied economically to the U.S.

     The Manager uses proprietary research and quantitative models to identify small and mid-cap company stocks it believes have improving fundamentals. From that group the Manager then selects stocks it believes have growth characteristics and that trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 2500 Growth Index, which measures the performance of those stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Growth Securities - The Fund purchases some equity securities ("growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations, since their market prices are highly sensitive to future earnings expectations.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (difficulty in selling Fund investments), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                              GMO U.S. SMALL/MID CAP GROWTH FUND

PERFORMANCE
     Because the Fund has not commenced operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

 SHAREHOLDER FEES
 (fees paid directly from your investment)

                                                                   CLASS III
  --------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            0.50%(1)
  Redemption fee (as a percentage of amount redeemed)              0.50%(1)

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid from Fund assets as a percentage of average daily net assets)

                                                                   CLASS III
  --------------------------------------------------------------------------
  Management fee                                                     0.31%
  Shareholder service fee                                            0.15%
  Other expenses                                                     0.27%(2)
  Total annual operating expenses                                    0.73%(2)
    Expense reimbursement                                            0.27%(3)
  Net annual expenses                                                0.46%(2)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.

(2) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and certain other expenses described on page 22 of this Prospectus) exceed 0.31% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                             IF YOU SELL YOUR         IF YOU DO NOT SELL
                                                                  SHARES                 YOUR SHARES
                                                            ------------------        ------------------
                                                            1 YEAR*    3 YEARS        1 YEAR*    3 YEARS
                                                            -------    -------        -------    -------
Class III                                                    $149       $312            $97       $255

             * After reimbursement.

                           INTERNATIONAL EQUITY FUNDS
 GMO INTERNATIONAL CORE EQUITY FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from developed markets other than the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, and interest rate differentials.

     The factors considered by the Manager and the models it uses may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a slight bias for value stocks over growth stocks. The Manager seeks to manage the Fund's exposure to market capitalization categories (e.g., small cap, medium cap, and large cap) relative to the Fund's benchmark.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

     - Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

     - Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

     - Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     - Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations).

                                              GMO INTERNATIONAL CORE EQUITY FUND

PERFORMANCE
     Because the Fund has not commenced operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are paid from Fund assets as a percentage of average daily net assets)

                                                                   CLASS III     CLASS IV
  ---------------------------------------------------------------------------------------
  Management fee                                                     0.38%         0.38%
  Shareholder service fee                                            0.15%         0.09%
  Other expenses                                                     0.14%(1)      0.14%(1)
  Total annual operating expenses                                    0.67%(1)      0.61%(1)
    Expense reimbursement                                            0.14%(2)      0.14%(2)
  Net annual expenses                                                0.53%(1)      0.47%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 22 of this Prospectus) exceed 0.38% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class III                                                       $54      $200
Class IV                                                        $48      $181

             * After reimbursement.

 GMO INTERNATIONAL GROWTH EQUITY FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from the world's developed markets other than the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager, using proprietary research and quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The Manager uses quantitative models and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market's discount to their fundamental value. The Manager maintains diversification across countries, and tilts the Fund's portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of those stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available (float) market capitalization of at least the local equivalent of $100 million), representing the top 80% of available (float) capital of the BMI in each country.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Growth Securities - The Fund purchases some equity securities ("growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations, since their market prices are highly sensitive to future earnings expectations.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller capitalizations).

                                            GMO INTERNATIONAL GROWTH EQUITY FUND

PERFORMANCE
     Because the Fund has not commenced operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are paid from Fund assets as a percentage of average daily net assets)

                                                                   CLASS III     CLASS IV
  ---------------------------------------------------------------------------------------
  Management fee                                                     0.52%         0.52%
  Shareholder service fee                                            0.15%         0.09%
  Other expenses                                                     0.09%(1)      0.09%(1)
  Total annual operating expenses                                    0.76%(1)      0.70%(1)
    Expense reimbursement                                            0.09%(2)      0.09%(2)
  Net annual expenses                                                0.67%(1)      0.61%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 22 of this Prospectus) exceed 0.52% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class III                                                       $68      $234
Class IV                                                        $62      $215

             * After reimbursement.

                         DESCRIPTION OF PRINCIPAL RISKS

     The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

-----------------------------------------------------------------------------------------------------------------------------------
               MARKET
               RISK -                   SMALLER                   FOREIGN                      NON-        CREDIT AND
               EQUITY     LIQUIDITY     COMPANY    DERIVATIVES   INVESTMENT    CURRENCY   DIVERSIFICATION COUNTERPARTY  MANAGEMENT
             SECURITIES      RISK         RISK         RISK         RISK         RISK          RISK           RISK         RISK
-----------------------------------------------------------------------------------------------------------------------------------
 U.S.
   EQUITY
   FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 U.S. Core
   Equity
   Fund          --                                     --                                                     --           --
-----------------------------------------------------------------------------------------------------------------------------------
 U.S. Value
   Fund          --                                     --                                     --              --           --
-----------------------------------------------------------------------------------------------------------------------------------
 U.S.
  Intrinsic
   Value
   Fund          --                                     --                                     --              --           --
-----------------------------------------------------------------------------------------------------------------------------------
 U.S.
   Growth
   Fund          --                                     --                                     --              --           --
-----------------------------------------------------------------------------------------------------------------------------------
 U.S.
  Small/Mid
   Cap
   Value
   Fund          --           --           --           --                                                     --           --
-----------------------------------------------------------------------------------------------------------------------------------
 U.S.
  Small/Mid
   Cap
   Growth
   Fund          --           --           --           --                                     --              --           --
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL
   EQUITY
   FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 International
   Core Equity
   Fund          --           --           --           --           --           --                           --           --
-----------------------------------------------------------------------------------------------------------------------------------
 International
   Growth
   Equity Fund      --        --           --           --           --           --                           --           --
-----------------------------------------------------------------------------------------------------------------------------------

     Factors that may affect a particular Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments made by each Fund may change over time. The SAI includes more information about the Funds and their investments.

     - MARKET RISK. All of the Funds are subject to market risk, which is the risk of unfavorable changes in the value of the securities owned by a Fund. General market risks associated with investments in equity securities include the following:

     EQUITY SECURITIES. A principal risk of each Fund is that the equity securities in which it invests will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Equity securities may decline in value for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage, and reduced demand for the issuer's goods or services. They also may decline in value due to factors that affect a particular industry or industries, such as labor shortages, increased production costs, or competitive conditions within an industry. In addition, they may decline in value due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

     The Funds invest a substantial portion of their assets in equities and generally do not attempt to time the market. Thus, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of their investments and periods of poor performance.

     Value Securities Risk. Some Funds purchase equity securities (generally referred to as "value securities") primarily because they are selling at prices below what the Manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value. Since value criteria are used extensively by the Manager across the Funds, these risks apply to all of the Funds. The risks are particularly pronounced for the U.S. Value Fund, U.S. Small/Mid Cap Value Fund, and U.S. Intrinsic Value Fund, which invest primarily in value securities.

     Growth Securities Risk. Some Funds purchase equity securities (generally referred to as "growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when the market is concerned that these expectations may not be met, growth stock prices typically fall. All of the Funds are subject to these risks, but these risks are particularly pronounced for the U.S. Growth Fund, International Growth Equity Fund, and U.S. Small/Mid Cap Growth Fund, which invest primarily in growth securities.

     - LIQUIDITY RISK. A Fund is exposed to liquidity risk when limited trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions at an advantageous price. All of the Funds are subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued (see "Determination of Net Asset Value"). Liquidity risk also may exist when a Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing a short position).

     This risk may be particularly pronounced for the International Equity Funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

     - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities and their value may fluctuate more sharply than those securities. They also may trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all Funds that invest in the securities of companies with smaller market capitalizations but are particularly pronounced for the U.S. Small/Mid Cap Value Fund and the U.S. Small/Mid Cap Growth Fund, both of which make investments primarily in companies with smaller or medium-sized market capitalizations.

     - DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The Funds may use derivatives for many purposes, including hedging and as a substitute for direct investment in securities or other assets. The Funds also may use derivatives as a way to adjust efficiently the exposure of the Funds to various securities, markets, and currencies without the Funds' actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments the Funds may utilize, refer to the SAI.

     The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a Fund to the risk that the counterparty to an over-the-counter ("OTC") derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a Fund contracts with a limited number of counterparties, the Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

     Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

     Suitable derivative transactions may not be available in all circumstances. In addition, the Manager may determine not to use derivatives to hedge or otherwise reduce risk exposure.

     - FOREIGN INVESTMENT RISK. Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks because the value of those securities may change more rapidly and to a greater degree than U.S. securities. The securities markets of many foreign countries are relatively small, involving securities of a limited number of companies in a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs, and holders of foreign securities may be subject to foreign taxes on dividends and interest payable on those securities. Also, for investments in lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect the Fund. In the event of a nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security.

     All Funds that invest in foreign securities are subject to these risks. These risks are particularly pronounced for the International Equity Funds, which normally invest a significant portion of their assets in foreign securities. Some of these risks are also applicable to the U.S. Equity Funds because they may invest a portion of their assets in securities of foreign issuers traded in the U.S.

     To the extent the Funds invest a portion of their assets in the securities of issuers based in countries with "emerging market" economies, they are subject to greater levels of foreign investment risk, since emerging market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, risks of investing in developed foreign countries.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund's investments. Currency risk includes both the risk that currencies in which a Fund's investments are traded or currencies in which a Fund has taken an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly for many reasons, including supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, and currency controls or political developments in the U.S. or abroad.

     Many of the Funds hedge currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns, wants to own, or is exposed to through its investments. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the hedge. Many of the Funds also take active currency positions and hedge the currency exposure of the securities in which they have invested. This may result in their currency exposure being substantially different than the currency exposure of those securities.

     All Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the International Equity Funds, which regularly enter into derivative foreign currency transactions and take active long and short currency positions through exchange traded and OTC foreign currency instruments for investment purposes. Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under "Leveraging Risk."

     - NON-DIVERSIFICATION RISK. Investing in securities of many different issuers can reduce overall risk while investing in securities of a small number of issuers can increase it. The U.S. Value Fund, U.S. Growth Fund, U.S. Small/Mid Cap Growth Fund, and U.S. Intrinsic Value Fund are not "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act"). This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, credit, market, and other risks associated with their investment strategies or techniques may be more pronounced than if they were "diversified."

     - LEVERAGING RISK. A Fund's use of reverse repurchase agreements and other derivatives may cause its portfolio to be leveraged. Leverage increases a Fund's portfolio losses when the value of its investments declines. A Fund's portfolio may be leveraged temporarily if it borrows money to meet redemption requests and/or to settle investment transactions.

     The net long exposure of each Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) typically will not exceed 100% of the Fund's net assets. However, occasionally a large redemption may result in overnight net long exposure of over 100% of a Fund's net assets. The Funds may manage some of their derivatives positions by maintaining cash or liquid securities with a value equal to the face value of those positions. The Funds also may manage market exposure by offsetting derivatives positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund's securities will be unable or unwilling to make settlement payments, or otherwise to honor its obligations. A Fund is exposed to credit risk to the extent it uses OTC derivatives (such as forward foreign currency contracts and/or swap contracts, as described in "Derivatives Risk" above) and lends its portfolio securities. A Fund is also exposed to credit risk to the extent it uses repurchase agreements. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. While the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions.

     - MANAGEMENT RISK. Each Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager applies investment techniques and risk analyses in making investment decisions for the Funds, but there is no assurance that the Manager will achieve the desired results. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions when it is least advantageous to do so. The Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the Funds invest in those securities, their performance depends on the ability of the Manager to choose securities that perform better than securities that are included in the benchmark.

                            MANAGEMENT OF THE TRUST

     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the funds of GMO Trust (the "Trust"). GMO is a private company, founded in 1977. As of May 31, 2005, GMO managed on a worldwide basis more than $87 billion for the GMO Funds and institutional investors, such as pension plans, endowments and foundations.

     Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Funds. In addition to its management services to the Funds, the Manager administers the Funds' business affairs.

     Each class of shares of a Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information.

     Because the Funds have not commenced operations as of the date of this Prospectus, the Manager has not yet received compensation from any of the Funds. The Funds will pay the Manager as compensation for management services rendered in the initial fiscal year ending February 28, 2006 (after any applicable waivers or reimbursements), the percentages of each Fund's average daily net assets set forth in each Fund's "Fees and expenses" table under "Management fee."

     A discussion of the basis for the Trustees' approval of the Funds' investment advisory contracts will be included in the shareholder reports for the period during which the Trustees approved such contracts.

     Different Investment Divisions of GMO are responsible for day-to-day management of different Funds. Each Division's investment professionals work collaboratively to manage the Funds' portfolios, and no one person is primarily responsible for day-to-day management of any specific Fund. The table below identifies the GMO Investment Divisions and the Funds for which they are responsible.

  ------------------------------------------------------------------------------------------------
        INVESTMENT DIVISION                             PRIMARY RESPONSIBILITIES
  ------------------------------------------------------------------------------------------------
   U.S. Quantitative                  U.S. Equity Funds (except U.S. Value Fund)
  ------------------------------------------------------------------------------------------------
   U.S. Active*                       U.S. Value Fund
  ------------------------------------------------------------------------------------------------
   International Quantitative         International Equity Funds
  ------------------------------------------------------------------------------------------------

* Effective August 31, 2005, the U.S. Active Division will merge into the U.S. Quantitative Division. This change will not affect the day-to-day management of the Funds within these Divisions.

     The following table identifies the senior member(s) of GMO's Investment Divisions who are responsible for the Funds and each senior member's principal occupation(s) during the past five years. With respect to the Funds for which they have responsibility, the senior members, as Directors or Co-Directors, allocate responsibility for the portfolios to members of their division, oversee the implementation of trades, review the overall composition of the portfolios, including compliance with stated investment objectives and strategies, and monitor cash.

 ---------------------------------------------------------------------------------------------------------------------------
                   FUNDS                     SENIOR MEMBER (LENGTH OF SERVICE)   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 ---------------------------------------------------------------------------------------------------------------------------
 U.S. Equity Funds                           Robert Soucy+                       Co-Director of GMO's U.S. Quantitative
   (except U.S. Value Fund)                  (since 2001)                        Division since 2005; Director of GMO's U.S.
                                                                                 Quantitative Division, 1991-2005.
                                             Sam Wilderman                       Co-Director of GMO's U.S. Quantitative
                                             (since 2005)                        Division since 2005. Previously, he was
                                                                                 responsible for research and portfolio
                                                                                 management for GMO Emerging Markets Fund,
                                                                                 GMO Emerging Countries Fund, GMO Emerging
                                                                                 Markets Quality Fund, and GMO Taiwan Fund.
 ---------------------------------------------------------------------------------------------------------------------------
 U.S. Value Fund                             Edmond Choi                         Director of GMO's U.S. Active Division
                                             (since 2001)                        since 1994.
 ---------------------------------------------------------------------------------------------------------------------------
 International Equity Funds                  Thomas Hancock                      Director of GMO's International
                                             (since 1995)                        Quantitative Division since 1995.
 ---------------------------------------------------------------------------------------------------------------------------

+ Mr. Soucy has announced that he plans to retire as of December 31, 2005.

     The SAI contains other information about how GMO determines the compensation of the senior members, other accounts they manage, and their ownership of Funds they manage.

CUSTODIANS

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds.

TRANSFER AGENT

     IBT serves as the Trust's transfer agent on behalf of the Funds.

EXPENSE REIMBURSEMENT

     As more fully described in the Funds' "Fees and expenses" tables, the Manager has contractually agreed to reimburse the Funds for a portion of their expenses through at least June 30, 2006. The following expenses are specifically excluded from the Manager's reimbursement obligation: Shareholder Service Fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. A Fund will not determine its NAV on any day when the NYSE is closed for business. A Fund also may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell a security is received by that Fund. A Fund's net asset value is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition

     (Also, see discussion in "Fair Value Pricing" below regarding foreign equity securities.)

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Options written by a Fund

     - Most recent ask price

"Fair Value" Pricing

     For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Funds' investments will be valued at "fair value," as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

     With respect to the Funds' use of "fair value" pricing, you should note the following:

        - In certain cases, a significant percentage of a Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that a Fund's net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.

        - Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect events that occur after they close but before the close of the NYSE. As a result, the Trust has adopted fair value pricing procedures that, among other things, generally require that the Funds' foreign equity securities be valued using fair value prices based on modeling tools by third party vendors to the extent that those fair value prices are available.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager does not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) when the Manager believes that the price supplied is not reliable. Some securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because some Funds hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of those Funds' shares may change significantly on days when you cannot redeem your shares.

                                 NAME POLICIES

     A Fund will not change its Name Policy without providing its shareholders at least 60 days' prior written notice. When used in connection with a Fund's Name Policy, the Manager defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes. In addition, a Name Policy calling for a Fund to invest in a particular country or geographic region requires that the Fund's investments be "tied economically" to that country or region. For purposes of this Prospectus, an investment is "tied economically" to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of that country or of a country within that region or in an issuer that maintains its principal place of business in that country or region; (ii) it is traded principally in that country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country or region, or has at least 50% of its assets in that country or region. A Fund may invest directly in securities of companies in a particular industry, country, or geographic region or indirectly, for example, through investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Funds have established a policy with respect to disclosure of their portfolio holdings. A description is provided in the Statement of Additional Information. Information regarding the Funds' portfolio holdings as of each month's end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO ("potential shareholders"), and their consultants or agents through a secured link on GMO's website approximately five days after each month end.

     To access this information on GMO's website
(http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates. Beneficial owners of shares of the Trust who have invested in the Trust through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding a Fund's portfolio holdings.

     The Funds or GMO may suspend the posting of portfolio holdings or modify its disclosure policy without notice to shareholders. Once posted, the portfolio holdings will remain available on the website at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date of those holdings.

                             HOW TO PURCHASE SHARES

     You may purchase a Fund's shares from the Trust on any day when the NYSE is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Funds' behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust will not accept a purchase request unless a completed GMO Trust Application is on file with GMO.

     PURCHASE POLICIES. You must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

     - The name of the Fund being purchased;

     - The dollar amount of the shares to be purchased;

     - The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on that date);

     - Your name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

     - The signature of an authorized signatory as identified in the GMO Trust Application; and

     - Payment in full (by check, wire, or securities).

        - If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.

     If the purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day (plus any applicable purchase premium) for the Fund shares to be purchased. If the purchase request is received after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day (plus any applicable purchase premium) for the

Fund shares to be purchased. See "Purchase Premiums and Redemption Fees" for a discussion of purchase premiums charged by certain Funds, including circumstances under which the purchase premiums may be waived.

     To help the government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information in your GMO Trust Application. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.

     The Trust and its agent reserve the right to reject any order. In addition, without notice a Fund may temporarily or permanently suspend sales of its shares to new investors and, in some circumstances, existing shareholders.

     Minimum investment amounts (by class, if applicable) are set forth in the table on page 27 of this Prospectus. No minimum additional investment is required to purchase additional shares of a Fund. The Trust may waive initial minimums for some investors.

     Funds advised or sub-advised by GMO ("Top Funds") may purchase shares of other GMO Funds after the close of regular trading on the NYSE (the "Cut-off Time") and receive the current day's price if the following conditions are met:
(i) the Top Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Top Funds of shares of the other GMO Funds are executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks, or securities directly to the Trust. Purchase requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:
             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the appropriate Fund or to GMO Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

                       By U.S. Postal Service:                                       By Overnight Courier:
                  Investors Bank & Trust Company                                Investors Bank & Trust Company
                     GMO Transfer Agent MFD 23                                     GMO Transfer Agent MFD 23
                           P.O. Box 642                                        200 Clarendon Street, 16th Floor
                       Boston, MA 02117-0642                                           Boston, MA 02116

     - by exchange (from another Fund)

        - written instruction should be sent to GMO Shareholder Services at
          (617) 439-4192 (facsimile)

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value"

     - by a combination of cash and securities

     A Fund will not honor requests for purchases or exchanges by shareholders who it identifies as engaging in frequent trading strategies, including market timing. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to a Fund and its shareholders. Notwithstanding the foregoing, some series of the Trust offered through separate prospectuses or private placement memoranda (GMO Domestic Bond Fund, GMO Short-Duration Investment Fund, GMO World Opportunity Overlay Fund, and GMO Short-Duration Collateral Fund) do not limit frequent trading because the nature of their investments makes these Funds less susceptible to the effects of market timing.

     The Trustees have approved policies and procedures designed to detect and prevent frequent trading activity that is harmful to a Fund and its shareholders. As noted above, these policies and procedures do not limit frequent trading of GMO Domestic Bond Fund, GMO Short-Duration Investment Fund, GMO World Opportunity Overlay Fund, and GMO Short-Duration Collateral Fund. There is no assurance that these policies and procedures will be effective in all instances. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

     In addition to policies and procedures with respect to frequent trading, the Trustees have adopted pricing policies that generally provide for the fair valuation of foreign equity securities on a daily basis, as described in "Determination of Net Asset Value." The fair value pricing of foreign equity securities reduces the profit potential of frequent trading strategies.

     Shares of some Funds are distributed through financial intermediaries who submit net purchase and redemption orders through omnibus accounts. These omnibus accounts engage in frequent transactions due to the daily trading activity of underlying shareholders. Because transactions by omnibus accounts represent net transactions, the Funds' ability to detect and prevent frequent trading strategies is limited and dependent upon the cooperation of the intermediary in enforcing the Funds' policies. The Funds reserve the right to reject any order or terminate the sale of Fund shares through a particular intermediary at any time.

                              HOW TO REDEEM SHARES

     You may redeem a Fund's shares on any day when the NYSE is open for business. Redemption requests should be submitted to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be processed through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.

     REDEMPTION POLICIES. You must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:

     - The name of the Fund being redeemed;

     - The number of shares or the dollar amount of the shares to be redeemed;

     - The date on which the redemption is to be made (subject to receipt prior to the close of regular trading on that date);

     - Your name and/or the account number set forth with sufficient clarity to avoid ambiguity;

     - The signature of an authorized signatory as identified in the GMO Trust Application; and

     - Wire instructions or registration address that match the wire instructions or registration address on file at GMO.

     If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day (less any applicable redemption fee). If the redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day (less any applicable redemption fee) unless you have instructed GMO Shareholder Services in writing to defer the redemption to another day. If you have instructed GMO Shareholder Services to defer the redemption to another day you may revoke your redemption request at any time prior to 4:00 p.m. Eastern time on the redemption date. Redemption fees, if any, apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). See "Purchase Premiums and Redemption Fees" for a discussion of redemption fees, including circumstances under which the fees may be waived.

     The Trust may take up to seven days to remit proceeds. Failure to provide the Trust with a properly authorized redemption request or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address will result in a delay in processing a redemption request or a rejection of the redemption request.

     If the Manager determines, in its sole discretion, that a redemption payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders, a Fund may pay the redemption price in whole or in part with securities held by that Fund instead of cash.

     If a redemption is paid in cash:

     - payment will be made in federal funds transferred to the bank account designated in writing by an authorized signatory in the GMO Trust Application to purchase the Fund shares being redeemed

        - designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in writing by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form

     - upon request, payment will be made by check mailed to the registration address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form).

     If a redemption is paid with securities, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value"

     - securities distributed by a Fund will be selected by the Manager in light of the Fund's objective and may not represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed in writing by an authorized person.

     Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed on days other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for your protection.

     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem Fund shares held by a shareholder unilaterally at any time if at that time: (i) the shares of the Fund or a class held by the shareholder have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund or a class held by the shareholder exceed a percentage of the outstanding shares of the Fund or a class determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount or a maximum percentage for any of the Funds or classes.

     Top Funds may redeem shares of other GMO Funds after the Cut-off Time and receive the current day's price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and
(ii) the redemption of the shares of the other GMO Funds is executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                     PURCHASE PREMIUMS AND REDEMPTION FEES

     The U.S. Small/Mid Cap Value Fund and U.S. Small/Mid Cap Growth Fund charge purchase premiums and/or redemption fees to shareholders purchasing or redeeming shares. Please refer to the "Fees and expenses" table for each Fund for details regarding the purchase premium and/or redemption fee charged by that Fund.

     Purchase premiums and redemption fees are paid to and retained by a Fund to help offset portfolio transaction costs caused by shareholder activity by allocating an estimate of those costs to the shareholder generating the activity. Purchase premiums and redemption fees apply only to cash transactions. In-kind purchase and redemption transactions are not subject to purchase premiums and redemption fees except to the extent those transactions include a cash component. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

     WAIVER OF PURCHASE PREMIUMS/REDEMPTION FEES

     If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion. The Manager also may waive the purchase premium or redemption fee, as applicable, in extraordinary circumstances if the relevant Fund will not incur transaction costs. Waivers are not available for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms.

                                MULTIPLE CLASSES

     Certain Funds offer multiple classes of shares. The sole economic difference among the classes of shares described in this Prospectus (Classes III, IV, V, and VI) is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee generally is lower for classes that require greater total assets under GMO's management.

MINIMUM INVESTMENT CRITERIA FOR CLASS III ELIGIBILITY

-----------------------------------------------------------------------------------------------------------
                                                                                           SHAREHOLDER
                                                                                           SERVICE FEE
                                               MINIMUM TOTAL        MINIMUM TOTAL       (AS A % OF AVERAGE
                                              FUND INVESTMENT       INVESTMENT(1)       DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------------
  FUNDS OFFERING     All Funds                      N/A               $5 million               0.15%
 CLASS III SHARES
-----------------------------------------------------------------------------------------------------------

(1) The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors and for certain clients with continuous client relationships with GMO since May 31, 1996.

MINIMUM INVESTMENT CRITERIA FOR CLASS IV, CLASS V, AND CLASS VI ELIGIBILITY

--------------------------------------------------------------------------------------------------------------------------
                                                                                 MINIMUM TOTAL            SHAREHOLDER
                                                                                INVESTMENT PLUS           SERVICE FEE
                                                          MINIMUM TOTAL           MINIMUM FUND         (AS A % OF AVERAGE
                                                         FUND INVESTMENT           INVESTMENT          DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------------
  FUNDS OFFERING     International Core Equity Fund       $125 million         $250 million plus              0.09%
  CLASS IV SHARES    International Growth Equity Fund                         $35 million in Fund
                    ------------------------------------------------------------------------------------------------------
                                                                               $250 million plus
                     All Other Funds                      $125 million        $35 million in Fund             0.10%
--------------------------------------------------------------------------------------------------------------------------
  FUNDS OFFERING     All Funds                            $250 million         $500 million plus             0.085%
  CLASS V SHARES                                                              $35 million in Fund
--------------------------------------------------------------------------------------------------------------------------
  FUNDS OFFERING     All Funds                            $300 million         $750 million plus             0.055%
  CLASS VI SHARES                                                             $35 million in Fund
--------------------------------------------------------------------------------------------------------------------------

     Eligibility to purchase different classes of Fund shares depends on the client's meeting either (i) the minimum "Total Fund Investment" set forth in the above table, which includes only a client's total investment in a particular Fund, or (ii) the minimum "Total Investment" set forth in the above table, calculated as described below; provided that clients who qualify for Class IV, Class V, and Class VI Shares of a particular Fund as a result of satisfying the minimum Total Investment requirements for the class must also make a minimum investment in the Fund, as set forth in the above table.

DETERMINATION OF TOTAL INVESTMENT
     A client's Total Investment equals the market value of all the client's assets managed by GMO and its affiliates (1) at the time of initial investment,
(2) at the close of business on the last business day of each calendar quarter, or (3) at other times as determined by the Manager (each, a "Determination Date").

     For any Fund, GMO may permit a client to undertake in writing to meet the applicable Total Fund Investment or Total Investment over a period not to exceed 12 months. If the client's goal is not met by the time specified in the letter (Commitment Date), the client will be converted on the next Determination Date to the class of shares for which the client satisfied all minimum investment requirements as of the Commitment Date.

     For clients with GMO accounts as of May 31, 1996: Any client whose Total Investment as of May 31, 1996 (prior to the issuance of multiple classes of shares) was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that the client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million.

     You should note:

     - No minimum additional investment is required to purchase additional shares of a Fund for any class of shares.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility. See the SAI for a discussion of factors the Manager considers relevant when making aggregation determinations.

     - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

     - The Trust may waive eligibility requirements for certain accounts or special situations (e.g., certain Funds that invest in other GMO Funds may invest in the least expensive class of those other GMO Funds in operation at the time of investment).

     - All investments by defined contribution plans through an intermediary are invested in Class III Shares.

CONVERSIONS BETWEEN CLASSES

     Each client's Total Fund Investment and Total Investment are determined by GMO on each Determination Date. Based on this determination, and subject to the following, each client's shares of a Fund identified for conversion will be converted to the class of shares of that Fund with the lowest Shareholder Service Fee for which the client satisfies all minimum investment requirements (or, to the extent the client already holds shares of that class, the client will remain in that class). With respect to any Fund:

     - To the extent a client satisfies all minimum investment requirements for a class of shares then being offered that bears a lower Shareholder Service Fee than the class held by the client on the Determination Date, the client's shares identified for conversion will be automatically converted to that class within 45 calendar days following the Determination Date on a date selected by the Manager.

     - To the extent a client no longer satisfies all minimum investment requirements for the class of shares held by the client on the last Determination Date of a calendar year, the Trust will convert the client's shares to the class that is then being offered bearing the lowest Shareholder Service Fee for which the client satisfies all minimum investment requirements (and which class will typically bear a higher Shareholder Service Fee than the class then held by the client). To the extent the client no longer satisfies all minimum investment requirements for any class of a Fund as of the last Determination Date of a calendar year, the Trust will convert the client's shares to the class of that Fund then being offered bearing the highest Shareholder Service Fee. Notwithstanding the foregoing, a client's shares will not be converted to a class of shares bearing a higher Shareholder Service Fee without at least 15 calendar days' prior notice by the Trust so that the client has a reasonable opportunity, by making an additional investment, to remain eligible for the client's current class of shares. If the client is not able to make an additional investment in a Fund solely because the Fund is closed to new investment or is capacity constrained, the client will remain in the class of shares then held by the client. Any conversion of a client's shares to a class of shares bearing a higher Shareholder Service Fee will occur within 60 calendar days following the last Determination Date of a calendar year.

     The Trust has been advised by counsel that, for tax purposes, the conversion of a client's investment from one class of shares to another class of shares in the same Fund should not result in the recognition of gain or loss in the shares that are converted. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

                            DISTRIBUTIONS AND TAXES

     The policy of each U.S. Equity Fund is to declare and pay distributions of its net income, if any, quarterly. The policy of each International Equity Fund is to declare and pay distributions of its net income, if any, semi-annually. Each Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), if any, at least annually. Each Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Distributions of net income may include (without limitation) income from securities, certain derivatives and other investments, regular dividends from other regulated investment companies and income allocations from partnerships, and net gains from foreign currency transactions. Short-term capital gain and long-term capital gain distributions may include (without limitation) amounts from the sale of securities and other investments, closing or offsetting of certain derivatives, and capital gains from investment companies and partnerships. Notwithstanding the foregoing, shareholders should see the description below for information regarding the tax character of distributions from the Fund to the shareholders.

     All dividends and/or distributions are paid in shares of the relevant Fund, at net asset value, unless a shareholder elects to receive cash. Shareholders may elect to receive cash by marking the appropriate box on the purchase order form, by writing to the Trust, or by notifying their broker or agent. There is no purchase premium on reinvested dividends or distributions.

     It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less are taxable to shareholders as ordinary income.

     - If a Fund has capital losses in excess of capital gains for any taxable year, these excess losses will carry over and offset capital gains in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) until such losses have been fully utilized to offset Fund capital gains, whichever comes first. A Fund's ability to utilize these losses in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

     - For taxable years beginning on or before December 31, 2008, distributions of investment income properly designated by a Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and the Fund level. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

     - Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by a Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

     - A Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains. Those taxes will reduce the Fund's yield. The foreign withholding tax rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, shareholders may be entitled to claim a credit or deduction for foreign taxes. See the SAI for more information regarding foreign withholding taxes.

     - A Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed and mortgage-backed securities, assets "marked to the market" for federal income tax purposes, and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate a Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by those investments. These investments, therefore, may affect the timing or amount of a Fund's distributions and may cause a Fund to liquidate other investments at a time when it is not advantageous to do so to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - A Fund's use of derivatives and securities lending may increase the amount of taxes payable by its shareholders.

     The above is a general summary of the principal federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisers about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax).

     For information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for Fund distributions of gain attributable to "U.S. real property interests," see the SAI.

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                                        30

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                                   FUND CODES

     The following chart identifies the ticker symbol, trading symbol, and CUSIP number for each share class of each Fund currently being offered.

                         FUND NAME                              SHARE
                 (AND PAGE # IN PROSPECTUS)                     CLASS      TICKER     SYMBOL         CUSIP
                 --------------------------                   ---------    ------   ----------    -----------
U.S. EQUITY FUNDS
U.S. Core Equity Fund (p. 2)................................  Class III    N/A      USCE          362013 65 8
                                                              Class IV     N/A      USCE-IV       362013 64 1
                                                              Class V      N/A      USCE-V        362013 63 3
                                                              Class VI     N/A      USCE-VI       362013 62 5
U.S. Value Fund (p. 4)......................................  Class III    N/A      USV           362013 59 1
U.S. Intrinsic Value Fund (p. 6)............................  Class III    N/A      USIV          362013 74 0
U.S. Growth Fund (p. 8).....................................  Class III    N/A      USG           362013 87 2
U.S. Small/Mid Cap Value Fund (p. 10).......................  Class III    N/A      USSCV         362013 83 1
U.S. Small/Mid Cap Growth Fund (p. 12)......................  Class III    N/A      USSCG         362013 78 1
INTERNATIONAL EQUITY FUNDS
International Core Equity Fund (p. 14)......................  Class III    N/A      ICE           362013 69 0
                                                              Class IV     N/A      ICE-IV        362013 68 2
International Growth Equity Fund (p. 16)....................  Class III    N/A      IGE           362013 60 9
                                                              Class IV     N/A      IGE-IV        362013 70 8

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     The Funds' SAI is available free of charge at http://www.gmo.com or by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The SAI contains more detailed information about each Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

     You can review and copy the Prospectus and SAI at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Other information about the Funds is available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                         100 Summer Street, 15th Floor
                          Boston, Massachusetts 02110

                              INVESTMENT COMPANY ACT FILE NO. 811-4347

GMO TRUST                                                             Prospectus
                                                                 August 17, 2005
CLASS M SHARES

GMO TRUST OFFERS A BROAD SELECTION
OF INVESTMENT ALTERNATIVES TO INVESTORS.

- U.S. Core Equity Fund
- U.S. Value Fund
- U.S. Growth Fund

This prospectus offers only Class M shares. Information about other funds and classes offered by GMO Trust is contained in separate prospectuses.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
FUND SUMMARIES..............................................     1
  U.S. Core Equity Fund.....................................     2
  U.S. Value Fund...........................................     4
  U.S. Growth Fund..........................................     6
DESCRIPTION OF PRINCIPAL RISKS..............................     8
MANAGEMENT OF THE TRUST.....................................    11
DETERMINATION OF NET ASSET VALUE............................    12
NAME POLICIES...............................................    12
DISCLOSURE OF PORTFOLIO HOLDINGS............................    13
HOW TO PURCHASE SHARES......................................    13
HOW TO REDEEM SHARES........................................    14
DISTRIBUTION AND SERVICE (12b-1) PLAN.......................    15
DISTRIBUTIONS AND TAXES.....................................    15
FUND CODES.......................................inside back cover
ADDITIONAL INFORMATION..................................back cover
SHAREHOLDER INQUIRIES...................................back cover
DISTRIBUTOR.............................................back cover

                                 FUND SUMMARIES

     This section contains summary descriptions of each Fund's investment objective, principal investment strategies, principal risks, performance, and fees and expenses. The summaries are not all-inclusive, and a Fund may make investments, employ strategies, and be exposed to risks that are not described in its summary. More information about a Fund's investments and strategies is contained in the Statement of Additional Information ("SAI"). See the back cover of this Prospectus for information about how to receive the SAI. The Funds' Board of Trustees ("Trustees") may change a Fund's investment objective, strategies, and policies without shareholder approval unless the objective or strategy is identified in this Prospectus or in the SAI as "fundamental." The investment objective of each Fund is fundamental. Unless otherwise specified in this Prospectus or in the SAI, Grantham, Mayo, Van Otterloo & Co. LLC, the Funds' investment manager (the "Manager" or "GMO"), is not obligated to and generally will not consider tax consequences when seeking to achieve a Fund's investment objective (e.g., a Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Portfolio turnover is not a principal consideration when GMO makes investment decisions for the Funds. Based on its assessment of market conditions, GMO may trade a Fund's investments more frequently at some times than at others. High turnover rates may adversely affect a Fund's performance by generating additional expenses and may result in additional taxable income for its shareholders.

     MANY OF THE FUND SUMMARIES STATE THAT A FUND WILL "INVEST" OR MAKE "INVESTMENTS" IN A PARTICULAR TYPE OF SECURITY OR OTHER ASSET. WHEN USED IN THIS PROSPECTUS, THE TERMS "INVEST" AND "INVESTMENTS" INCLUDE BOTH DIRECT INVESTING AND INDIRECT INVESTING AND/OR MAKING DIRECT INVESTMENTS AND INDIRECT INVESTMENTS (E.G., INVESTING IN ANOTHER FUND OR MAKING INVESTMENTS IN DERIVATIVES AND SYNTHETIC INSTRUMENTS WITH ECONOMIC CHARACTERISTICS SIMILAR TO THE UNDERLYING ASSET). THE MANAGER DEFINES "EQUITY INVESTMENTS" AS INVESTMENTS IN COMMON STOCKS AND OTHER STOCK-RELATED SECURITIES, SUCH AS PREFERRED STOCKS, CONVERTIBLE SECURITIES, AND DEPOSITORY RECEIPTS.

     To comply with Securities and Exchange Commission ("SEC") rules regarding the use of descriptive words in a fund's name, each Fund has adopted a policy, described in the section of its summary description entitled "Principal investment strategies," of investing at least 80% of its assets in specific types of investments, industries, countries, or geographic regions (each policy, a "Name Policy"). See "Name Policies."

     Investing in mutual funds involves risk, including the risk that the strategies and techniques of the Manager will fail to produce the desired results (see "Management of the Trust" for a description of the Manager and "Description of Principal Risks -- Management Risk"). Each Fund is subject to risks based on the types of investments in its portfolio and on the investment strategies it employs. You should refer to "Description of Principal Risks" in this Prospectus for a more detailed discussion of the principal risks of investing in the Funds. A Fund may be exposed to risks in addition to the principal risks described in this Prospectus.

     You should keep in mind that an investment in a Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     See "Fund Codes" on the inside back cover of this Prospectus for information regarding each Fund's ticker, symbol, and CUSIP number. This Prospectus does not offer shares in any state where they may not lawfully be offered.

 GMO U.S. CORE EQUITY FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. The Manager defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.

     The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals. Generally, these stocks trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's. As of May 31, 2005, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from $544 million to $385 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                       GMO U.S. CORE EQUITY FUND

PERFORMANCE
     Because the Fund has not commenced operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------------
  Management fee                                                                              0.31%
  Distribution (12b-1) fee                                                                    0.25%
  Other expenses                                                                              0.02%(1)
  Administration fee                                                                          0.20%
  Total annual operating expenses                                                             0.78%(1)
    Expense reimbursement                                                                     0.02%(2)
  Net annual expenses                                                                         0.76%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and other expenses described on page 11 of this Prospectus) exceed 0.31% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class M                                                         $78      $247

             * After reimbursement.

 GMO U.S. VALUE FUND

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size and value characteristics. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $455 million to $385 billion. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

     The Manager uses proprietary quantitative models to identify an initial group of stocks trading at prices below what the Manager believes to be their fundamental value. The Manager then applies traditional fundamental analysis to evaluate the financial, operational, and management strength of the issuers of those stocks. The Manager evaluates the resulting stocks in light of its analysis of the attractiveness of sectors and industries and tilts the final portfolio accordingly.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of those stocks included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                             GMO U.S. VALUE FUND

PERFORMANCE
     Because the Fund has not commenced operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                              0.44%
  Distribution (12b-1) fee                                                                    0.25%
  Other expenses                                                                              0.19%(1)
  Administration fee                                                                          0.20%
  Total annual operating expenses                                                             1.08%(1)
    Expense reimbursement                                                                     0.19%(2)
  Net annual expenses                                                                         0.89%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and other expenses described on page 11 of this Prospectus) exceed 0.44% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class M                                                         $91      $325

             * After reimbursement.

 GMO U.S. GROWTH FUND

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size and growth characteristics. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $455 million to $385 billion. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

     The Manager uses proprietary research and quantitative models to identify stocks it believes have improving fundamentals. From that group the Manager then selects those stocks it believes have growth characteristics and that trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Growth Index, which measures the performance of those stocks included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Growth Securities - The Fund purchases some equity securities ("growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations, since their market prices are highly sensitive to future earnings expectations.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                            GMO U.S. GROWTH FUND

PERFORMANCE
     Because the Fund has not commenced operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                             0.31%
  Distribution (12b-1) fee                                                                   0.25%
  Other expenses                                                                             0.04%(1)
  Administration fee                                                                         0.20%
  Total annual operating expenses                                                            0.80%(1)
    Expense reimbursement                                                                    0.04%(2)
  Net annual expenses                                                                        0.76%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and other expenses described on page 11 of this Prospectus) exceed 0.31% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class M                                                         $78      $251

             * After reimbursement.

                         DESCRIPTION OF PRINCIPAL RISKS

     The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

-----------------------------------------------------------------------------------------------------------------------------
                                          MARKET RISK -                                   NON-               CREDIT AND
                                             EQUITY              DERIVATIVES         DIVERSIFICATION        COUNTERPARTY
                                           SECURITIES               RISK                  RISK                  RISK
-----------------------------------------------------------------------------------------------------------------------------
 U.S. EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------------------------
 U.S. Core Equity Fund                         --                    --                                          --
-----------------------------------------------------------------------------------------------------------------------------
 U.S. Value Fund                               --                    --                    --                    --
-----------------------------------------------------------------------------------------------------------------------------
 U.S. Growth Fund                              --                    --                    --                    --
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------  ---------------------

                                            MANAGEMENT
                                               RISK
-------------------------------------  ---------------------
 U.S. EQUITY FUNDS
----------------------------------------------------------------------------------
 U.S. Core Equity Fund                          --
--------------------------------------------------------------------------------------------------------
 U.S. Value Fund                                --
-----------------------------------------------------------------------------------------------------------------------------
 U.S. Growth Fund                               --
-----------------------------------------------------------------------------------------------------------------------------

     Factors that may affect a particular Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments made by each Fund may change over time. The SAI includes more information about the Funds and their investments.

     - MARKET RISK. All of the Funds are subject to market risk, which is the risk of unfavorable changes in the value of the securities owned by a Fund. General market risks associated with investments in equity securities include the following:

     EQUITY SECURITIES. A principal risk of each Fund is that the equity securities in which it invests will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Equity securities may decline in value for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage, and reduced demand for the issuer's goods or services. They also may decline in value due to factors that affect a particular industry or industries, such as labor shortages, increased production costs, or competitive conditions within an industry. In addition, they may decline in value due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

     The Funds invest a substantial portion of their assets in equities and generally do not attempt to time the market. Thus, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of their investments and periods of poor performance.

     Value Securities Risk. Some Funds purchase equity securities (generally referred to as "value securities") primarily because they are selling at prices below what the Manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value. Since value criteria are used extensively by the Manager across the Funds, these risks apply to all of the Funds. The risks are particularly pronounced for the U.S. Value Fund, which invests primarily in value securities.

     Growth Securities Risk. Some Funds purchase equity securities (generally referred to as "growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when the market is concerned that these expectations may not be met, growth stock prices typically fall. All of the Funds are subject to these risks, but these risks are particularly pronounced for the U.S. Growth Fund, which invests primarily in growth securities.

     - LIQUIDITY RISK. A Fund is exposed to liquidity risk when limited trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions at an advantageous price. All of the Funds are subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, the use of derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued (see "Determination of Net Asset Value"). Liquidity risk also may exist when a Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing a short position).

     - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities and their value may fluctuate more sharply than those securities. They also may trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all Funds that invest in the securities of companies with smaller market capitalizations.

     - DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The Funds may use derivatives for many purposes, including hedging and as a substitute for direct investment in securities or other assets. The Funds also may use derivatives as a way to adjust efficiently the exposure of the Funds to various securities, markets, and currencies without the Funds' actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments the Funds may utilize, refer to the SAI.

     The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a Fund to the risk that the counterparty to an over-the-counter ("OTC") derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a Fund contracts with a limited number of counterparties, the Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

     Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

     Suitable derivative transactions may not be available in all circumstances. In addition, the Manager may determine not to use derivatives to hedge or otherwise reduce risk exposure.

     - NON-DIVERSIFICATION RISK. Investing in securities of many different issuers can reduce overall risk while investing in securities of a small number of issuers can increase it. The U.S. Value Fund and U.S. Growth Fund are not "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act"). This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, credit, market, and other risks associated with their investment strategies or techniques may be more pronounced than if they were "diversified."

     - LEVERAGING RISK. A Fund's use of reverse repurchase agreements and other derivatives may cause its portfolio to be leveraged. Leverage increases a Fund's portfolio losses when the value of its investments declines. A Fund's portfolio may be leveraged temporarily if it borrows money to meet redemption requests and/or to settle investment transactions.

     The net long exposure of each Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) typically will not exceed 100% of the Fund's net assets. However, occasionally a large redemption may result in overnight net long exposure of over 100% of a Fund's net assets. The Funds may manage some of their derivatives positions by maintaining cash or liquid securities with a value equal to the face value of those positions. The Funds also may manage market exposure by offsetting derivatives positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund's securities will be unable or unwilling to make settlement payments, or otherwise to honor its obligations.

     A Fund is exposed to credit risk to the extent it uses OTC derivatives (such as forward foreign currency contracts and/or swap contracts, as described in "Derivatives Risk" above) and lends its portfolio securities. A Fund is also exposed to credit risk to the extent it uses repurchase agreements. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. While the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions.

     - MANAGEMENT RISK. Each Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager applies investment techniques and risk analyses in making investment decisions for the Funds, but there is no assurance that the Manager will achieve the desired results. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions when it is least advantageous to do so. The Funds generally do not attempt to time the market and instead generally stay fully invested in domestic equities. Notwithstanding its benchmark, a Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the Funds invest in those securities, their performance depends on the ability of the Manager to choose securities that perform better than securities that are included in the benchmark.

                            MANAGEMENT OF THE TRUST

     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the funds of GMO Trust (the "Trust"). GMO is a private company, founded in 1977. As of May 31, 2005, GMO managed on a worldwide basis more than $87 billion for the GMO Funds and institutional investors, such as pension plans, endowments and foundations.

     Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Funds. In addition to its management services to the Funds, the Manager administers the Funds' business affairs.

     Class M shares pay the Manager an administration fee, which is used by the Manager to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Class M shares of each Fund may be purchased.

     Because the Funds have not commenced operations as of the date of this Prospectus, the Manager has not yet received compensation from any of the Funds. The Funds will pay the Manager as compensation for management services rendered in the initial fiscal year ending February 28, 2006 (after any applicable waivers or reimbursements), the percentages of each Fund's average daily net assets set forth in each Fund's "Fees and expenses" table under "Management fee."

     A discussion of the basis for the Trustees' approval of the Funds' investment advisory contracts will be included in the shareholder reports for the period during which the Trustees approved such contracts.

     Different Investment Divisions of GMO are responsible for day-to-day management of different Funds. Each Division's investment professionals work collaboratively to manage the Funds' portfolios, and no one person is primarily responsible for day-to-day management of any specific Fund. The table below identifies the GMO Investment Divisions and the Funds for which they are responsible.

  ------------------------------------------------------------------------------------------------
        INVESTMENT DIVISION                             PRIMARY RESPONSIBILITIES
  ------------------------------------------------------------------------------------------------
   U.S. Quantitative                  U.S. Core Equity Fund and U.S. Growth Fund
  ------------------------------------------------------------------------------------------------
   U.S. Active*                       U.S. Value Fund
  ------------------------------------------------------------------------------------------------

* Effective August 31, 2005, the U.S. Active Division will merge into the U.S. Quantitative Division. This change will not affect the day-to-day management of the Funds within these Divisions.

     The following table identifies the senior member(s) of GMO's Investment Divisions who are responsible for the Funds and each senior member's principal occupation(s) during the past five years. With respect to the Funds for which they have responsibility, the senior members, as Directors or Co-Directors, allocate responsibility for the portfolios to members of their division, oversee the implementation of trades, review the overall composition of the portfolios, including compliance with stated investment objectives and strategies, and monitor cash.

 ---------------------------------------------------------------------------------------------------------------------------
                   FUNDS                     SENIOR MEMBER (LENGTH OF SERVICE)   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 ---------------------------------------------------------------------------------------------------------------------------
 U.S. Core Equity Fund and U.S. Growth Fund  Robert Soucy+                       Co-Director of GMO's U.S. Quantitative
                                             (since 2001)                        Division since 2005; Director of GMO's U.S.
                                                                                 Quantitative Division, 1991-2005.
                                             Sam Wilderman                       Co-Director of GMO's U.S. Quantitative
                                             (since 2005)                        Division since 2005. Previously, he was
                                                                                 responsible for research and portfolio
                                                                                 management for GMO Emerging Markets Fund,
                                                                                 GMO Emerging Countries Fund, GMO Emerging
                                                                                 Markets Quality Fund, and GMO Taiwan Fund.
 ---------------------------------------------------------------------------------------------------------------------------
 U.S. Value Fund                             Edmond Choi                         Director of GMO's U.S. Active Division
                                             (since 2001)                        since 1994.
 ---------------------------------------------------------------------------------------------------------------------------

+ Mr. Soucy has announced that he plans to retire as of December 31, 2005.

     The SAI contains other information about how GMO determines the compensation of the senior members, other accounts they manage, and their ownership of Funds they manage.

CUSTODIANS

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116 serves as the Trust's custodian on behalf of the Funds.

TRANSFER AGENT

     IBT serves as the Trust's transfer agent on behalf of the Funds.

EXPENSE REIMBURSEMENT

     As more fully described in the Funds' "Fees and expenses" tables, the Manager has contractually agreed to reimburse the Funds for a portion of their expenses through at least June 30, 2006. The following expenses are specifically excluded from the Manager's reimbursement obligation: the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in other

Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. A Fund will not determine its NAV on any day when the NYSE is closed for business. A Fund also may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell a security is received by that Fund. A Fund's net asset value is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Options written by a Fund

     - Most recent ask price

"Fair Value" Pricing

     For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Funds' investments will be valued at "fair value," as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

     With respect to the Funds' use of "fair value" pricing, you should note the following:

        - In certain cases, a significant percentage of a Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that a Fund's net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager does not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) when the Manager believes that the price supplied is not reliable. Some securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because some Funds hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of those Funds' shares may change significantly on days when you cannot redeem your shares.

                                 NAME POLICIES

     A Fund will not change its Name Policy without providing its shareholders at least 60 days' prior written notice. When used in connection with a Fund's Name Policy, the Manager defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes. In addition, a Name Policy calling for a Fund to invest in a particular country or geographic region requires that the Fund's investments be "tied economically" to that country or region. For purposes of this Prospectus, an investment is "tied economically" to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of that country or of a country within that region or in an issuer that maintains its principal place of business in that country or region; (ii) it is traded principally in that country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country or region, or has at least 50% of its assets in that country or region. A Fund may invest directly in securities of companies in a particular industry, country, or geographic region or indirectly, for example, through investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Funds have established a policy with respect to disclosure of their portfolio holdings. A description is provided in the Statement of Additional Information. Information regarding the Funds' portfolio holdings as of each month's end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO ("potential shareholders"), and their consultants or agents through a secured link on GMO's website approximately five days after each month end.

     To access this information on GMO's website
(http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates. Beneficial owners of shares of the Trust who have invested in the Trust through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding a Fund's portfolio holdings.

     The Funds or GMO may suspend the posting of portfolio holdings or modify its disclosure policy without notice to shareholders. Once posted, the portfolio holdings will remain available on the website at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date of those holdings.

                             HOW TO PURCHASE SHARES

     You may purchase a Fund's Class M shares on any day when the NYSE is open for business through certain brokers and agents who are authorized to accept purchase and redemption orders on the Funds' behalf. Brokers and agents accepting purchases on a Fund's behalf may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, please contact your broker or agent. The Trust will not accept a purchase request unless a completed GMO Trust Application is on file with GMO.

     PURCHASE POLICIES. You must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

     - The name of the Fund being purchased;

     - The dollar amount of the shares to be purchased;

     - The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on that date);

     - Your name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

     - The signature of an authorized signatory as identified in the GMO Trust Application; and

     - Payment in full (by check, wire, or securities).

        - If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.

     If the purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day for the Fund shares to be purchased. If the purchase request is received after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day for the Fund shares to be purchased.

     To help the government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information in your GMO Trust Application. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of redemption.

     The Trust and its agent reserve the right to reject any order. In addition, without notice a Fund may temporarily or permanently suspend sales of its shares to new investors and, in some circumstances, existing shareholders.

     Funds advised or sub-advised by GMO ("Top Funds") may purchase shares of other GMO Funds after the close of regular trading on the NYSE (the "Cut-off Time") and receive the current day's price if the following conditions are met:
(i) the Top Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Top Funds of shares of the other GMO Funds are executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     A Fund will not honor requests for purchases or exchanges by shareholders who it identifies as engaging in frequent trading strategies, including market timing. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to a Fund and its shareholders. Notwithstanding the foregoing, some series of the Trust offered through separate prospectuses or private placement memoranda (GMO Domestic Bond Fund, GMO Short-Duration Investment Fund, GMO World Opportunity Overlay Fund, and GMO Short-Duration Collateral Fund) do not limit frequent trading because the nature of their investments makes these Funds less susceptible to the effects of market timing.

     The Trustees have approved policies and procedures designed to detect and prevent frequent trading activity that is harmful to a Fund and its shareholders. As noted above, these policies and procedures do not limit frequent trading of GMO Domestic Bond Fund, GMO Short-Duration Investment Fund, GMO World Opportunity Overlay Fund, and GMO Short-Duration Collateral Fund. There is no assurance that these policies and procedures will be effective in all instances. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

     In addition to policies and procedures with respect to frequent trading, the Trustees have adopted pricing policies that generally provide for the fair valuation of foreign equity securities on a daily basis, as described in "Determination of Net Asset Value." The fair value pricing of foreign equity securities reduces the profit potential of frequent trading strategies.

     Shares of some Funds are distributed through financial intermediaries who submit net purchase and redemption orders through omnibus accounts. These omnibus accounts engage in frequent transactions due to the daily trading activity of underlying shareholders. Because transactions by omnibus accounts represent net transactions, the Funds' ability to detect and prevent frequent trading strategies is limited and dependent upon the cooperation of the intermediary in enforcing the Funds' policies. The Funds reserve the right to reject any order or terminate the sale of Fund shares through a particular intermediary at any time.

                              HOW TO REDEEM SHARES

     You may redeem a Fund's Class M shares on any day when the NYSE is open for business. Redemption requests should be processed through the broker or agent through which the Fund shares to be redeemed were purchased. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, please contact your broker or agent.

     REDEMPTION POLICIES. You must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:

     - The name of the Fund being redeemed;

     - The number of shares or the dollar amount of the shares to be redeemed;

     - The date on which the redemption is to be made (subject to receipt prior to the close of regular trading on that date);

     - Your name and/or the account number set forth with sufficient clarity to avoid ambiguity; and

     - The signature of an authorized signatory as identified in the GMO Trust Application.

     If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day. If the redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day unless you have instructed GMO Shareholder Services in writing to defer the redemption to another day. If you have instructed GMO Shareholder Services to defer the redemption to another day you may revoke your redemption request at any time prior to 4:00 p.m. Eastern time on the redemption date.

     The Trust may take up to seven days to remit proceeds. Failure to provide the Trust with a properly authorized redemption request will result in a delay in processing a redemption request or a rejection of the redemption request.

     If the Manager determines, in its sole discretion, that a redemption payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders, a Fund may pay the redemption price in whole or in part with securities held by that Fund instead of cash.

     If a redemption is paid with securities, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value"

     - securities distributed by a Fund will be selected by the Manager in light of the Fund's objective and may not represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed on days other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for your protection.

     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem Fund shares held by a shareholder unilaterally at any time if at that time: (i) the shares of the Fund or a class held by the shareholder (including Class M shares) have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or
(ii) the shares of the Fund or a class held by the shareholder exceed a percentage of the outstanding shares of the Fund or a class determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount or a maximum percentage for any of the Funds or classes.

     Top Funds may redeem shares of other GMO Funds after the Cut-off Time and receive the current day's price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and
(ii) the redemption of the shares of the other GMO Funds is executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

                     DISTRIBUTION AND SERVICE (12b-1) PLAN

     Each Fund has adopted a distribution plan to pay for the sale and distribution of Class M shares and for services provided to Class M shareholders. The plan provides for payments at annual rates not to exceed 1.00% of each Fund's average daily net assets attributable to its Class M shares. The Trustees currently limit payments on Class M shares under the Plan to 0.25% of each Fund's average daily net assets attributable to its Class M shares. Because these fees are paid out of Fund assets on an ongoing basis, these fees will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

                            DISTRIBUTIONS AND TAXES

     The policy of each Fund is to declare and pay distributions of its net income, if any, quarterly. Each Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), if any, at least annually. Each Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Distributions of net income may include (without limitation) income from securities, certain derivatives and other investments, regular dividends from other regulated investment companies and income allocations from partnerships, and net gains from foreign currency transactions. Short-term capital gain and long-term capital gain distributions may include (without limitation) amounts from the sale of securities and other investments, closing or offsetting of certain derivatives, and capital gains dividends from investment companies and partnerships. Notwithstanding the foregoing, shareholders should see the description below for information regarding the tax character of distributions from the Fund to the shareholders.

     All dividends and/or distributions are paid in shares of the relevant Fund, at net asset value, unless a shareholder elects to receive cash. Shareholders may elect to receive cash by marking the appropriate box on the purchase order form, by writing to the Trust, or by notifying their broker or agent.

It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less are taxable to shareholders as ordinary income.

     - If a Fund has capital losses in excess of capital gains for any taxable year, these excess losses will carry over and offset capital gains in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) until such losses have been fully utilized to offset Fund capital gains, whichever comes first. A Fund's ability to utilize these losses in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

     - For taxable years beginning on or before December 31, 2008, distributions of investment income properly designated by a Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and the Fund level. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

     - Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by a Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

     - A Fund's investment in debt obligations issued or purchased at a discount, asset-backed and mortgage-backed securities, assets "marked to the market" for federal income tax purposes, and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate a Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by those investments. These investments, therefore, may affect the timing or amount of a Fund's distributions and may cause a Fund to liquidate other investments at a time when it is not advantageous to do so to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - A Fund's use of derivatives and securities lending may increase the amount of taxes payable by its shareholders.

     The above is a general summary of the principal federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisers about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax).

     For information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for Fund distributions of gain attributable to "U.S. real property interests," see the SAI.

                                   FUND CODES

     The following chart identifies the ticker symbol, trading symbol, and CUSIP number for each share class of each Fund currently being offered.

FUND NAME                                                      SHARE
(AND PAGE # IN PROSPECTUS)                                     CLASS    TICKER   SYMBOL      CUSIP
--------------------------                                    -------   ------   ------   -----------
U.S. EQUITY FUNDS
U.S. Core Equity Fund (p. 2)................................  Class M     N/A    USCE-M   362013 61 7
U.S. Value Fund (p. 4)......................................  Class M     N/A     USV-M   362013 55 9
U.S. Growth Fund (p. 6).....................................  Class M     N/A     USG-M   362013 54 2

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     The Funds' SAI is available free of charge at http://www.gmo.com or by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The SAI contains more detailed information about each Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

     You can review and copy the Prospectus and SAI at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Other information about the Funds is available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                         100 Summer Street, 15th Floor
                          Boston, Massachusetts 02110

                    INVESTMENT COMPANY ACT FILE NO. 811-4347

                                    GMO TRUST

- U.S. CORE EQUITY FUND

- U.S. VALUE FUND

- U.S. INTRINSIC VALUE FUND

- U.S. GROWTH FUND

- U.S. SMALL/MID CAP VALUE FUND

- U.S. SMALL/MID CAP GROWTH FUND

- INTERNATIONAL CORE EQUITY FUND

- INTERNATIONAL GROWTH EQUITY FUND



                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 17, 2005

This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus dated August 17, 2005, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of each Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling GMO Trust (the "Trust") collect at (617) 346-7646.

                                TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
INVESTMENT OBJECTIVES AND POLICIES.............................................    1

FUND INVESTMENTS...............................................................    1

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS.....................................    3

USES OF DERIVATIVES............................................................   19

TRACKING ERROR.................................................................   24

INVESTMENT RESTRICTIONS........................................................   24

DETERMINATION OF NET ASSET VALUE...............................................   27

DISTRIBUTIONS..................................................................   27

TAXES..........................................................................   28

PERFORMANCE OBJECTIVES.........................................................   38

MANAGEMENT OF THE TRUST........................................................   38

INVESTMENT ADVISORY AND OTHER SERVICES.........................................   48

DISTRIBUTION (12B-1) PLAN......................................................   52

PORTFOLIO TRANSACTIONS.........................................................   54

PROXY VOTING POLICIES AND PROCEDURES...........................................   55

DISCLOSURE OF PORTFOLIO HOLDINGS...............................................   55

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES...............................   58

MULTIPLE CLASSES...............................................................   59

VOTING RIGHTS..................................................................   60

SHAREHOLDER AND TRUSTEE LIABILITY..............................................   60

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES...........................   61

FINANCIAL STATEMENTS...........................................................   61

APPENDIX A -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES

                       INVESTMENT OBJECTIVES AND POLICIES

The principal strategies and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.

                                FUND INVESTMENTS

The chart on the following pages indicate the types of investments which each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided the investments are consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing.

                                                                                                    U.S.             U.S.
                                                                                 U.S. Core U.S.  Intrinsic  U.S.  Small/Mid
                                                                      U.S EQUITY   Equity  Value   Value   Growth Cap Value
                                                                         FUNDS      Fund    Fund    Fund    Fund     Fund
                                                                      ---------- --------- ----- --------- ------ ---------
Domestic Equity Securities (1)                                                       X       X       X       X        X
Foreign Investments -- Foreign Issuers(2)                                                    X
Foreign Investments -- Foreign Issuers (Traded on U.S. Exchanges) (2)                X       X       X       X        X
Foreign Investments -- Emerging Market Issuers or Countries(2)
Securities Lending                                                                   X       X       X       X        X
Depository Receipts                                                                  X       X       X       X        X
Convertible Securities                                                               X       X       X       X        X
Preferred Stocks                                                                             X                        X
Warrants and Rights                                                                  X       X       X       X        X
Options and Futures                                                                  X       X       X       X        X
Swap Contracts and Other Two-Party Contracts                                         X       X       X       X        X
Foreign Currency Transactions
Repurchase Agreements                                                                X       X       X       X        X
Debt and Other Fixed Income Securities                                               X       X       X       X        X
Debt and Other Fixed Income Securities -- Long and Medium Term                       X               X       X        X
Corporate & Government Bonds(3)
Debt and Other Fixed Income Securities -- Short-term Corporate &                     X               X       X        X
Government Bonds(3)
Cash and Other High Quality Investments                                              X       X       X       X        X
U.S. Government Securities and Foreign Government Securities                         X       X       X       X        X
Real Estate Investment Trusts ("REITS")                                              X       X       X       X        X
Illiquid Securities                                                                  X       X       X       X        X
Investments in Other Investment Companies                                            X       X       X       X        X

                                                                         U.S.                                International
                                                                       Small/Mid INTERNATIONAL International     Growth
                                                                      Cap Growth     EQUITY     Core Equity      Equity
                                                                         Fund        FUNDS         Fund          Fund
                                                                      ---------- ------------- ------------- -------------
Domestic Equity Securities (1)                                             X                         X             X
Foreign Investments -- Foreign Issuers(2)                                                            X             X
Foreign Investments -- Foreign Issuers (Traded on U.S. Exchanges) (2)      X                         X             X
Foreign Investments -- Emerging Market Issuers or Countries(2)                                                     X
Securities Lending                                                         X                         X             X
Depository Receipts                                                        X                         X             X
Convertible Securities                                                     X                         X             X
Preferred Stocks                                                           X                         X             X
Warrants and Rights                                                        X                         X             X
Options and Futures                                                        X                         X             X
Swap Contracts and Other Two-Party Contracts                               X                         X             X
Foreign Currency Transactions                                                                        X             X
Repurchase Agreements                                                      X                         X             X
Debt and Other Fixed Income Securities                                     X                         X             X
Debt and Other Fixed Income Securities -- Long and Medium Term             X                         X             X
Corporate & Government Bonds(3)
Debt and Other Fixed Income Securities -- Short-term Corporate &           X                         X             X
Government Bonds(3)
Cash and Other High Quality Investments                                    X                         X             X
U.S. Government Securities and Foreign Government Securities               X                         X             X
Real Estate Investment Trusts ("REITS")                                    X                         X             X
Illiquid Securities                                                        X                         X             X
Investments in Other Investment Companies                                  X                         X             X

---------------
(1) For more information, see, among other sections, "Descriptions of Principal Risks---Market Risk---Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Descriptions of Principal Risks---Foreign Investment Risk" in the Prospectus.

(3) For more information, see, among other sections, "Descriptions of Principal Risk---U.S. Government Securities and Foreign Government Securities" herein.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of investment practices in which the Funds may engage and the risks associated with their use. Not all Funds may engage in all practices described below. Please refer to "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage.

PORTFOLIO TURNOVER

Based on Grantham, Mayo, Van Otterloo & Co. LLC's ("GMO" or the "Manager") assessment of market conditions, the Manager may trade each Fund's investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, and may involve realization of capital gains that are taxable when distributed to shareholders of the Fund. If portfolio turnover results in the recognition of short-term capital gains, those gains are typically taxed to shareholders at ordinary income tax rates. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

As set forth in "Investment Restrictions" below, Funds that are "diversified" funds are required to satisfy the "diversified" fund requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). At least 75% of the value of a "diversified" Fund's total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.

As stated in the Prospectus, Funds that are "non-diversified" funds under the 1940 Act are not required to satisfy the requirements for "diversified" funds. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.

All Funds, whether diversified or non-diversified, must meet diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and other related fees also are generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.

EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on their economies and securities markets.

Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries also may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce a Fund's income from investments in securities or debt instruments of emerging markets issuers.

Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments in emerging countries.

INVESTMENTS IN ASIA. In addition to the risks of foreign investments and emerging markets investments described above, investments by the International Core Equity Fund and the International Growth Equity Fund in Asia are subject to other risks. The economies of Asian countries are at varying levels of development. Markets of countries whose economies are in the early stages of development typically exhibit a high concentration of market capitalization and have less trading volume, lower liquidity, and more volatility than more developed markets. Some Asian countries depend heavily upon foreign trade. The economies of some Asian countries are not diversified and are based on only a few commodities or industries.

Investments in these countries also are susceptible to social, political, legal, and operational risks. Some countries have authoritarian or relatively unstable governments. Some governments in the region provide less supervision and regulation of their financial markets and in some countries less financial information is available than is typical of more developed markets. Some Asian countries restrict direct foreign investment in securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly (e.g., American Depository Receipts, Global Depository Receipts, derivatives, etc.).

Asian countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations will affect the value of the securities because the prices of those securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuation in currency exchange rates can also affect a country's ability to service its debt.

Investment in particular Asian countries is subject to unique investment risks, yet the political and economic prospects of one country or group of countries can affect other countries in the region. For example, the economies of some Asian countries are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one Asian country may spread to other Asian countries.

SECURITIES LENDING

Each of the Funds may make secured loans of its portfolio securities amounting to not more than one-third of its total assets. For those purposes, total assets include the proceeds of the loans. Securities loans are made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans be continuously collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to take action on a material matter. However, the Fund bears the risk of delay in the return of the security, impairing the Fund's ability to vote on such matters. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of the Fund's return on its securities lending. The Fund also pays various fees in connection with securities loans, including shipping fees and custodian fees.

A Fund's securities loans may or may not be structured to preserve qualified dividend income treatment on dividends paid on the loaned securities. A Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to qualified dividend income. See "Taxes" below for further discussion of qualified dividend income.

DEPOSITORY RECEIPTS

Many of the Funds invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts"). Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying securities, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer's liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer's common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.

WARRANTS AND RIGHTS

A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities as described in "Options and Futures" below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in set amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

OPTIONS AND FUTURES

Many of the Funds use options and futures for various purposes. See "Uses of Derivatives" below. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may adversely affect a Fund's performance.

OPTIONS. Funds that use options (1) may enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

A Fund's ability to write and purchase call and put options is limited by the requirements for qualifying as a regulated investment company under the Internal Revenue Code.

WRITING OPTIONS. A Fund may seek to increase its return by writing call or put options on securities or indexes. A call option written by a Fund gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option written by a Fund gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are typically cash settled for the difference between the exercise price and the market value of the index on the date of exercise.

A Fund receives a premium for writing a put or call option. The premium increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The size of the premium reflects, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. By writing a call option on a security held by the Fund, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. If the Fund does not hold the security underlying a call written by the Fund and the market price exceeds the exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price minus any premium received. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

If the writer of an option wishes to terminate its obligation before the holder exercises the option, it may effect a closing purchase. In the case of exchange-traded options, a Fund effects a closing purchase by buying an option of the same series as the option previously written. The holder of an option may similarly liquidate its position by effecting a closing sale. In the case of exchange-traded options, a Fund effects a closing sale by selling an option of the same series as the option previously purchased. No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale at any particular time. An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. If a Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security.

A Fund realizes a loss from a closing transaction if the cost of the closing transaction (option premium plus transaction costs) is less than the premium received from writing the option or the premium paid to purchase the option. If a Fund closes an option that it has written at a loss, the Fund's loss is likely to be offset in whole or in part by the appreciation in value of the underlying security or securities held by the Fund.

PURCHASING OPTIONS. For a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs. Likewise, in order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs. By purchasing a put option, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option.

RISK FACTORS IN OPTIONS TRANSACTIONS. An American option is an option in which the holder can exercise its rights any time prior to expiration of the option. Consequently, the writer of an American option has no control over when the underlying securities or index must be sold, in the case of a call option, or purchased, in the case of a put option. If a call option is never exercised, the writer's gain (the amount of the premium) may be offset by a decline in the market value of the underlying security or index during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or index. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or index at the exercise price, which will typically exceed the then market value of the underlying security or index. The purchaser of an option risks losing the premium paid for the option plus related transaction costs.

An exchange-traded option may be closed out only on a national securities exchange ("Exchange"), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect a closing transaction for a particular option. As a result, the Fund, if it is the holder of an option, would be able to realize profits or limit losses only by exercising the option, and the Fund, if it is the writer of an option, would remain obligated under the option and would not be able to sell the underlying security or index until the option expires or it delivers the underlying security or index upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms).

The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Manager, and other clients of the Manager constitute such a group. These limits restrict a Fund's ability to purchase or sell options on a particular security.

An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See "Swap Contracts and Other Two-Party Contracts -- Risk Factors in Swap Contracts, OTC Options and Other Two-Party Contracts" below.

FUTURES. To the extent consistent with applicable law, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income instrument), individual equity securities ("single stock futures") or securities indices and interest rates.

Sale of a financial futures contract creates an obligation by the seller to deliver a specified quantity of a financial instrument in a specified delivery month for a stated price. A purchase of a financial futures contract creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month for a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as "contract markets" - approved by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The size of the initial margin is generally set by the market on which the contract is traded. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

In most cases, futures contracts are closed before the settlement date without the making or taking of delivery. A sale of a futures contract is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

INDEX FUTURES. Some Funds may purchase futures contracts on securities indexes ("Index Futures"). A Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

A Fund may close open positions on an exchange on which Index Futures are traded at any time through the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with price movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations. Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions. Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

INTEREST RATE FUTURES. Some Funds may engage in transactions involving the use of futures on interest rates. The transactions may be in connection with investments in U.S. government securities and other fixed income securities.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the option-exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Funds' use of options on currency futures.

A Fund's ability to establish and close options on futures contracts will depend on the development and maintenance of a liquid secondary market. The development and maintenance of a liquid secondary market is not certain.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract or the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

A Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on several consecutive trading days. Short positions in Index Futures may be closed out only by purchasing a futures contract on the exchange on which the Index Futures are traded.

The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of movements within a given time frame in exchange rate, interest rate, and stock and commodity prices. For example, to the extent a Fund invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by a Fund, the Fund would realize a loss on the futures that is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return would be less than if it had not used the futures.

As discussed above, a Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already in the Fund's portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate.

If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the securities or commodities index underlying the long futures position underperforms the securities or commodities index underlying the short futures position.

The Funds' ability to engage in the options and futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of options or futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

Many of the Funds use swap contracts and other two-party contracts for the same or similar purposes as options, futures, and related options.

SWAP CONTRACTS. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap", two parties agree to exchange returns (or differentials in rates of return) calculated on a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

INTEREST RATE AND CURRENCY SWAP CONTRACTS. The parties to interest rate swaps agree to pay or receive interest on a notional principal amount (e.g., an exchange of payments based on a floating interest rate for payments based on a fixed interest rate). The parties to currency swaps agree to pay or receive fluctuations in the notional amount of two different currencies (e.g., an exchange of payments on fluctuations in the value of the U.S. dollar relative to the Japanese yen).

EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. The parties to equity swap contracts agree to exchange returns calculated on a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security.

If a Fund enters into an equity swap contract (long or short), the Fund's net asset value will fluctuate with changes in the value of the equity index, basket of equity securities, or individual equity security on which the swap is based. The fluctuation will be the same as if the Fund had purchased or sold the notional amount of securities comprising the index or securities comprising the basket, or individual security, as the case may be.

Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. The Fund's return is based on changes in value of theoretical, long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, however, the Fund will realize a loss -- even in circumstances when the securities in both the long and short baskets appreciate in value.

INTEREST RATE CAPS, FLOORS, AND COLLARS. The Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See "Options and Futures -- Risk Factors in Options Transactions" and "Options and Futures - Risk Factors in Futures Transactions" above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. A Fund may close out a swap, contract for differences, cap, floor, collar, or OTC option only with the counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Manager monitors the creditworthiness of OTC derivatives counterparties. Typically, a Fund will enter into these transactions only with counterparties who, at the time it enters into a transaction, have a long-term debt rating of A or higher by Standard & Poor's (or by Moody's

Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") or if the counterparty has a comparable credit rating, as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by Standard & Poor's and/or a comparable rating by Moody's or Fitch. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital.

ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. Each Fund has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. Those Funds use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark. Those Funds also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement (see "Futures" for additional information). Options on currency futures contracts give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash at no market risk, although the Fund does run the risk of a seller's defaulting in its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund is seeking to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce its rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES

Debt and other fixed income securities include fixed income and floating rate securities of any maturity. Fixed income securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed income and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as "fixed income securities." See also "Adjustable Rate Securities" below.

Holders of fixed income securities are exposed to both market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. A Fund that invests primarily in fixed income securities with floating interest rates and related interest rate derivatives may be less sensitive to interest rate changes. However, fixed income securities with floating interest rates may cause fluctuations in a Fund's net asset value if their interest rates do not rise as much as interest rates in general or their rates reset only periodically (particularly during a period of sudden and significant changes in prevailing rates). Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of a Fund that invests in fixed income securities cannot be predicted with certainty.

CASH AND OTHER HIGH QUALITY INVESTMENTS

Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the maintenance of liquid assets required in connection with some of the Funds' investments. These cash items and other high quality corporate debt securities may include money market instruments such as securities issued by the United States Government and its agencies, bankers' acceptances, commercial paper, and bank certificates of deposit. The Funds seek to minimize credit risk by investing in high quality money market securities.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises, but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks ("FHLBs")). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Funds may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

In general, the value of a REIT's shares changes in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in some markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate also may be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to poor performance by the REIT's manager, defaults by borrowers, adverse changes in the tax laws, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act. See "Taxes" below for a discussion of special tax considerations relating to a Fund's investment in REITs.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Funds will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, a Fund could have difficulty selling them when the Manager believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually "restricted securities" or are "not readily marketable." Restricted securities cannot be sold without being registered under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of the Securities Act of 1933. In such event, the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund's net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

A Fund may invest in shares of both open- and closed-end investment companies (including single country funds and exchange-traded funds ("ETFs")). Investing in another investment company exposes a Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses. Many of the Funds also may invest in private investment funds, vehicles, or structures.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be purchased from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF's net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer's net asset value.

                               USES OF DERIVATIVES

                            INTRODUCTION AND OVERVIEW

DERIVATIVE POLICIES. This overview outlines the principal ways the Funds use derivatives. It is intended to supplement the information included in the GMO Trust Prospectus.

FUNCTION OF DERIVATIVES IN FUNDS. The Funds use financial derivatives to implement investment decisions. The types of derivatives they employ, which vary from Fund to Fund, include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or over-the-counter. The strategies they are used to implement also vary from Fund to Fund. To a significant extent, specific market conditions influence the choice of derivative strategies for a given Fund.

DERIVATIVE EXPOSURE. Generally, stocks constitute the majority of the holdings of each Fund, although derivative positions may represent a significant portion of their total assets.

COUNTERPARTY CREDITWORTHINESS. The Manager monitors the creditworthiness of the counterparties of over-the-counter derivatives. Typically, a Fund will enter into derivatives only with counterparties with long-term debt ratings of A or higher by either Standard & Poor's or Moody's or, in the case of short-term derivatives, with short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's (but without long-term debt ratings). (See Appendix A--"Commercial Paper and Corporate Debt Ratings" for an explanation of short-term ratings.)

In addition to checking agency ratings to assess creditworthiness, the Manager considers news reports and market activity, such as the price at which a counterparty's long-term debt trades. Furthermore, the Manager monitors the amount of credit extended to each counterparty by a particular Fund. Besides creditworthiness, the Manager reviews, on a regular basis, the exposure each Fund has to a counterparty and may have collateral arrangements with a counterparty that further reduce its exposure.

                         USE OF DERIVATIVES BY THE FUNDS

U.S. EQUITY FUNDS. Funds in this group include: U.S. Core Equity Fund, U.S. Value Fund, U.S. Intrinsic Value Fund, U.S. Growth Fund, U.S. Small/Mid Cap Growth Fund, and U.S. Small/Mid Cap Value Fund.

Types of Derivatives Used by the U.S. Equity Funds

Options, futures contracts, and related options on securities indices

Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities

Contracts for differences, i.e., equity swaps that contain both long and short equity components

Uses of Derivatives by the U.S. Equity Funds

Hedging

Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: In anticipation of significant purchases of a security or securities, the Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, a Fund may sell futures contracts or enter into short equity swap contracts to allow it to dispose of securities in a more orderly fashion.

The Funds are not subject to any limits on the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivatives (particularly long futures contracts, related options, and long equity swap contracts) instead of investing directly in securities, including using equity derivatives to "equitize" cash balances held by a Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). A Fund also may use long derivatives in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors, and equities.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options, and equity swap contracts to achieve what the Manager believes to be optimal exposure to individual sectors and stocks. Sometimes, derivatives are used prior to actual sales and purchases. For example, if a Fund holds a large proportion of stocks of companies in a particular industry and the Manager believes that stocks of companies in another industry will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. Equity derivatives used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.

INTERNATIONAL EQUITY FUNDS. Funds in this group include: International Core Equity Fund and International Growth Equity Fund.

Types of Derivatives Used by the International Equity Funds (other than foreign currency derivative transactions)

Options, futures contracts, and related options on securities indices

Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities

Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities

Contracts for differences, i.e., equity swaps that contain both long and short equity components

Warrants and rights

Uses of Derivatives by the International Equity Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: In anticipation of significant purchases of a security or securities, the Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, a Fund may sell futures contracts or enter into short equity swap contracts to allow it to dispose of securities in a more orderly fashion.

The Funds are not subject to any limit on the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivatives (particularly long futures contracts, related options and long equity swap contracts) instead of investing directly in securities, including using equity derivatives to "equitize" cash balances held by the Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). Because a foreign equity derivative generally only provides a return in local currency, a Fund often will purchase a foreign currency forward in conjunction with foreign equity derivatives to achieve the effect of investing directly. A Fund may also use long derivatives in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options, and equity swap contracts to achieve what the Manager believes to be optimal exposure to individual countries and stocks. Sometimes, derivatives are used prior to actual sales and purchases.

For example, if a Fund holds a large proportion of stocks in a particular market and the Manager believes that stocks of another market will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. Often, a foreign currency forward will be used in conjunction with a long derivative position to achieve the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.

Foreign Currency Derivative Transactions Employed by the International Equity Funds

Buying and selling spot currencies

Forward foreign currency contracts

Currency futures contracts and related options

Options on currencies

Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the International Equity
Funds

Hedging

Traditional Hedging: A Fund may use derivatives - generally short forward or futures contracts - to hedge back into the U.S. dollar the foreign currency risk inherent in its portfolio. A Fund is not required to hedge its currency risk.

Anticipatory Hedging: When a Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or using currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency derivatives for risk management. Thus, a Fund may have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by a Fund's investment in securities denominated in that currency.

A Fund may not use derivatives to expose on a net basis more than 100% of its net assets to equity securities or markets. A Fund also may not have net aggregate foreign currency exposure in excess of its net assets (except for temporary purposes due to large cash flows). However, a Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

                                 TRACKING ERROR

The Manager considers a Fund's "tracking error" in constructing its portfolio. Tracking error is a measure of the risk of a portfolio return relative to a benchmark. It is a calculation of the standard deviation of the return of a portfolio less the return of the portfolio's benchmark. For example, if an equity fund had a tracking error of 4% versus the S&P 500, the annualized volatility of its return less the S&P 500's return would be 4%.

                            INVESTMENT RESTRICTIONS

Fundamental Restrictions:

Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund as indicated:

(1) Borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. government securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2) With respect to all Funds, purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(3) With respect to all Funds, except for the International Core Equity Fund and International Growth Equity Fund, make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund's total assets in the case of each Fund.

(7) Concentrate more than 25% of the value of its total assets in any one industry.

(8) With respect to all Funds, purchase or sell commodities or commodity contracts, except that the Funds may purchase and sell financial futures contracts and options thereon.

(9) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by

Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

(10) With respect to each of the U.S. Core Equity Fund, U.S. Small/Mid Cap Value Fund, International Core Equity Fund, and International Growth Equity Fund, cause less than 75% of the value of the Fund's total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.

Non-Fundamental Restrictions:

The following actions are contrary to the present policy of all the Funds, which may be changed by the Trustees without shareholder approval:

(1) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts.

(2) Make investments for the purpose of gaining control of a company's management.

(3) Invest more than 15% of net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

(4) With respect to all Funds, pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

(5) With respect to certain Funds which have adopted non-fundamental investment policies pursuant to Rule 35d-1 under the 1940 Act (each, a "Name Policy"), change such Fund's Name Policy as set forth under each such Fund's "Principal investment strategies" in the Prospectus without providing such Fund's shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

For purposes of each Name Policy, each Fund considers the term "investments" to include both direct investments and indirect investments (e.g., investments in an underlying Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investments or indirect investments.

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of each Fund may be changed by the Trust's Trustees without the approval of shareholders.

When used in connection with a Fund's Name Policy, the Manager uses the terms "investments," "assets," and "tied economically" as defined in the Prospectus.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund of the Trust will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

The Prospectus describes the distribution policies of each Fund under the heading "Distributions and Taxes." Each Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any available capital loss carryovers. Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of investment company taxable income and capital gain net income. The Fund also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large shareholder redemptions from the Fund.

                                      TAXES

TAX STATUS AND TAXATION OF EACH FUND

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies ("underlying funds"), and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of a Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

If a Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of excise tax amount deemed by the Fund to be de minimis).

Capital losses in excess of capital gains ("Net Capital Losses") are not permitted to be deducted against other income. A Fund may carry Net Capital Losses forward for eight years. However, a Fund will not be able to utilize any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are utilized. While the issuance or redemption of shares in a Fund will generally not affect the Fund's ability to use Net Capital Losses in succeeding taxable years, the Fund's ability to utilize Net Capital Losses may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5 percent of the stock of the Fund.

TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held for more than one year and as short-term capital gains if the shares have been held for not more than one year. However, depending on a shareholder's percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to shareholders as ordinary income. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

If a Fund receives dividends from an underlying fund, and the underlying fund designates such dividends as "qualified dividend income," then the Fund may, in turn, designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If a Fund makes a distribution to its shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.

Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction.

Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Certain Funds may invest in REITs that hold residual interests in REMICs.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

BACKUP WITHHOLDING

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including any foreign individual) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of Capital Gain Dividends paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

Under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, that is within certain foreign countries that have inadequate information exchange with the United States, or to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign shareholder, to the extent such distributions are properly designated by the Fund (the "interest-related dividends"), and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (the "short-term capital gain dividends"). Each Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code.

The fact that the Fund may achieve its investment objective by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that
(i) interest related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (ii) short-term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related divided or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at ordinary income tax rates.

The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign shareholder and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of regulated investment companies beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign shareholders attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign shareholders. Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the 2004 Act.

FOREIGN TAXES

A Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease a Fund's yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in a Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

If, at the end of the fiscal year, more than 50% of the value of the total assets of any Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of the International Core Equity Fund or International Growth Equity Fund whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.

Under current law, the Funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, a Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. Due to the complexity and uncertainty surrounding the appropriate U.S. treatment of some foreign country withholding taxes, a Fund may opt not to pass through to shareholders all or some of the foreign taxes paid by the Fund.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

Certain of the Funds' investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "indexed securities" (including inflation-indexed bonds), may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, swaptions, and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Funds' securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing, and character of distributions to shareholders.

A Fund's participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in "Foreign Taxes," above.

If a Fund invests in shares of underlying funds taxed as regulated investment companies, its distributable income and gains will normally consist, in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

Depending on a Fund's percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the Fund's redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.

Special tax considerations apply if a Fund invests in investment companies taxed as partnerships. In general, a Fund will not recognize income earned by such an investment company until the close of the investment company's taxable year. However, a Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4 percent excise tax. Therefore, if a Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4 percent excise tax.

A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

A Fund's investments in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, if a Fund is in a position to treat such a passive foreign investment company as a "qualified electing fund" ("QEF"), the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. A fund that indirectly invests in PFICs by virtue of the fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, or in the case of high redemption levels. If the Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

TAX SHELTER REPORTING REGULATIONS

If a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

This section relates only to U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. The consequences under other tax laws may differ. Shareholders should consult their tax advisors about the precise tax consequences of an investment in a Fund in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.

                             PERFORMANCE OBJECTIVES

For the Funds, the Manager has publicly stated that it seeks to achieve the stated performance objectives indicated in the table; there can be no assurances that the Manager will achieve these (or any other) objectives.

         FUND                                          PERFORMANCE OBJECTIVE
         ----                                          ---------------------
U.S. Core Equity Fund                     The Fund seeks to outperform its benchmark by 2%
                                          per year, net of fees, over a complete market
                                          cycle.

U.S. Intrinsic Value Fund                 The Fund seeks to outperform its benchmark by 2%
                                          per year, net of fees, over a complete market
                                          cycle.

U.S. Growth Fund                          The Fund seeks to outperform its benchmark by 2%
                                          per year, net of fees, over a complete market
                                          cycle.

U.S. Small/Mid Cap Value Fund             The Fund seeks to outperform its benchmark by 2%
                                          per year, net of fees, over a complete market
                                          cycle.

U.S. Small/Mid Cap Growth Fund            The Fund seeks to outperform its benchmark by 2%
                                          per year, net of fees, over a complete market
                                          cycle.

InternationalCore Equity Fund             The Fund seeks to outperform its benchmark by 2-3%
                                          per year, net of fees, over a complete market cycle.

International Growth Equity Fund          The Fund seeks to outperform its benchmark by 3%
                                          per year, net of fees, over a complete market
                                          cycle.

                             MANAGEMENT OF THE TRUST

The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust's governing documents. Each of the Trustees of the Trust is not an "interested person" of the Trust, as such term is used in the 1940 Act. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.


                                                                                              NUMBER OF
NAME, DATE OF BIRTH, AND                                                                    PORTFOLIOS IN         OTHER
   POSITION(S) HELD                    LENGTH OF                 PRINCIPAL OCCUPATION(S)    FUND COMPLEX      DIRECTORSHIPS
    WITH THE TRUST                    TIME SERVED                 DURING PAST 5 YEARS         OVERSEEN             HELD
------------------------     -------------------------------    ------------------------    -------------     --------------
Donald W. Glazer, Esq.       Chairman of the Board of           Consultant--Business and          54               None
Chairman of the Board of     Trustees since March 2005; Lead    Law(2); Vice Chair (since
Trustees                     Independent Trustee (September     2002) and Secretary,
DOB:  07/26/1944             2004-March 2005); Trustee since    Provant, Inc.; Author
                             December 2000                      of Legal Treatises.

Jay O. Light                 Since May 1996                     Professor of Business             54          Director of
Trustee                                                         Administration and                            Harvard
DOB:  10/03/1941                                                Senior Associate Dean,                        Management
                                                                Harvard University.                           Company, Inc.
                                                                                                              and Verde,
                                                                                                              Inc.; Director
                                                                                                              of Partners
                                                                                                              HealthCare
                                                                                                              System, Inc.
                                                                                                              and Chair of
                                                                                                              its Investment
                                                                                                                Committee.

W. Nicholas Thorndike        Since March 2005                   Director or trustee of            54          Director of
Trustee                                                         various corporations                          Courier
DOB:  03/28/1933                                                and charitable                                Corporation (a
                                                                organizations,                                book publisher
                                                                including Courier                             and
                                                                Corporation (a book                           manufacturer);
                                                                publisher and                                 Member of the
                                                                manufacturer) (July                           Investment
                                                                1989-present); Putnam                         Committee of
                                                                Funds (December                               Partners
                                                                1992-June 2004); and                          HealthCare
                                                                Providence Journal (a                         System, Inc.
                                                                newspaper publisher)
                                                                (December 1986-December
                                                                2003).

----------------
(1) As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2003 and December 31, 2004, these entities paid $469,752 and $373,499, respectively, in legal fees and disbursements to Goodwin.

OFFICERS

                             POSITION(S) HELD           LENGTH                  PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH       WITH THE TRUST          OF TIME SERVED               DURING PAST 5 YEARS
----------------------     -------------------     -------------------     --------------------------------
Scott Eston                President and Chief     President and Chief     Chief Financial Officer, Chief
DOB:  01/20/1956           Executive Officer       Executive Officer       Operating Officer (2000-present)
                                                   since October 2002;     and Member, Grantham, Mayo, Van
                                                   Vice President,         Otterloo & Co. LLC.
                                                   August 1998 -
                                                   October 2002.

Susan Randall Harbert      Chief Financial         Chief Financial         Member, Grantham, Mayo, Van
DOB:  04/25/1957           Officer and             Officer since           Otterloo & Co. LLC.
                           Treasurer               February 2000;
                                                   Treasurer since
                                                   February 1998.

Brent C. Arvidson          Assistant Treasurer     Since August 1998.      Senior Fund Administrator,
DOB:  06/26/1969                                                           Grantham, Mayo, Van Otterloo &
                                                                           Co. LLC.

Sheppard N. Burnett        Assistant Treasurer     Since September         Fund Administration Staff,
DOB: 10/24/1968                                    2004.                   Grantham, Mayo, Van Otterloo &
                                                                           Co. LLC (June 2004--present);
                                                                           Vice President, Director of Tax,
                                                                           Columbia Management Group
                                                                           (2002-2004) and Senior Tax
                                                                           Manager (2000-2002) and Tax
                                                                           Manager (1999-2000),
                                                                           PricewaterhouseCoopers LLP.

Michael E. Gillespie       Chief Compliance        Since March 2005.       Vice President of Compliance
DOB:  02/18/1958           Officer                                         (June 2004-February 2005) and
                                                                           Director of Domestic Compliance
                                                                           (March 2002-June 2004), Fidelity
                                                                           Investments; Vice President and
                                                                           Senior Counsel, State Street
                                                                           Bank and Trust Company (May
                                                                           1998-March 2002).

David L. Bohan             Vice President and      Since March 2005.       Legal Counsel, Grantham, Mayo,
DOB:  06/21/1964           Clerk                                           Van Otterloo & Co. LLC
                                                                           (September 2003-present);
                                                                           Attorney, Goodwin Procter LLP
                                                                           (September 1996-September 2003).

Scott D. Hogan             Vice President and      Since June 2005;        Legal Counsel, Grantham, Mayo,
DOB: 01/06/1970            Secretary               Acting Chief            Van Otterloo & Co. LLC (Since
                                                   Compliance              2000) and Senior Legal

                                                   Officer,                Product Specialist,
                                                   October 2004-           Scudder Kemper Investments,
                                                   February 2005.          Inc. (1999-2000).
Julie L. Perniola          Vice President          Vice President,         Anti-Money Laundering Reporting
DOB:  10/07/1970                                   February,               Officer (February 2003- December
                                                   2003-present;           2004) and Chief Compliance
                                                   Anti-Money              Officer (April 1995- present),
                                                   Laundering              Grantham, Mayo, Van Otterloo &
                                                   Compliance Officer,     Co. LLC.
                                                   February 2003-
                                                   December 2004.

Cheryl Wakeham             Vice President and      Since December 2004.    Manager, Client Service
DOB: 10/29/1958            Anti-Money                                      Administration, Grantham, Mayo,
                           Laundering Officer                              Van Otterloo & Co. LLC (February
                                                                           1999--present).

TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any custodian or underwriter.

Prior to March 24, 2005, the Board of Trustees had two standing committees: the Independent Trustees/Audit Committee and the Pricing Committee. Mr. Glazer and Mr. Light were members of the Independent Trustees/Audit Committee. During the fiscal year ended February 28, 2005, the Independent Trustees/Audit Committee held nine meetings. Mr. Glazer and Mr. Light also were members of the Pricing Committee, and R. Jeremy Grantham (who served as an interested Trustee until March 2005) was an alternate member of the Pricing Committee. During the fiscal year ended February 28, 2005, the Pricing Committee held seven meetings.

Effective March 24, 2005, the Independent Trustees/Audit Committee was renamed the "Audit Committee" and the Board formed a third standing committee, the "Governance Committee."

The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust's accounting, its financial reporting policies and practices, the quality and objectivity of the Trust's financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Funds' independent auditors and acts as a liaison between the Trust's independent auditors and the Board of Trustees. Mr. Thorndike and Mr. Glazer are members of the Audit Committee, and Mr. Light is an alternate member of the Audit Committee. Mr. Thorndike is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Funds' securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust's Pricing Policies and, to the extent required by the Pricing Policies, determines the fair value of the Funds' securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Light and Mr. Thorndike are members of the Pricing Committee, and Mr. Glazer is an alternate member of the Pricing Committee. Mr. Light is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the Investment Company Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the Investment Company Act requirements for being "independent legal counsel." Mr. Glazer and Mr. Light are members of the Governance Committee, and Mr. Thorndike is an alternate member of the Governance Committee. Mr. Glazer is the Chairman of the Governance Committee.

Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.

Approval of initial investment management agreements for the Funds. In determining to approve the initial investment management agreements for the Funds, the Trustees, each of whom is not an "interested person" of the Trust, considered information that they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment management agreement for each Fund was considered separately; however, the Trustees noted the common interests of the Funds. The Trustees considered information relevant to the approval of the Funds' investment management agreements at meetings throughout the year. In addition, the Trustees met on June 23, 2005 to discuss the materials provided by the Manager for purposes of (a) considering the Manager's proposal to establish the Funds as new series of the Trust and the proposed new investment management agreements between the Trust, on behalf of the Funds, and the Manager and (b) meeting with members of the Manager's divisions who would be responsible for the management of the Funds. Matters considered by the Trustees included the following:

The Trustees met over the course of the year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience, and number of investment professionals and other personnel who would provide services under the investment management agreements. The Trustees also received information concerning the investment philosophies and investment processes to be applied by the Manager in managing the Funds, and evaluated the level of skill required to manage the Funds. In connection with that information, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel. The Trustees also took into account the time and attention to be devoted by senior management to the Funds. The Trustees considered the business reputation of the Manager, its financial resources and its professional liability insurance coverage.

The Trustees considered the quality of the services to be provided by the Manager to the Funds. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with the investment policies of other Funds. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading and business conduct of its officers and employees), the procedures by which the Manager allocates trades among its investment advisory clients, the Manager's and the Funds' proxy voting policies and procedures, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Manager in these matters. The Trustees also received information concerning the standards of the Manager with respect to the execution of portfolio transactions.

The Trustees considered the scope of the services to be provided by the Manager to the Funds under the investment management agreements and shareholder service agreements. The Trustees noted that the standard of care set forth in the investment management agreements was comparable to that found in most mutual fund investment management agreements. The Trustees noted that the scope of the Manager's services to the Funds would be consistent with the Funds' operational requirements, including, in addition to seeking to achieve the Funds' investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements, and related shareholder services. The Trustees considered the Manager's management of non-advisory services to be provided by persons other than the Manager, considering, among other things, the Funds' estimated total expenses and the reputation of the Funds' other service providers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the agreements, that the nature, extent, and quality of services to be provided supported the approval of the agreements.

Since the Funds had not yet commenced operations, the Trustees were unable to consider their performance. However, the Trustees considered the performance of existing Funds of the Trust with comparable investment objectives.

The Trustees gave substantial consideration to the fees payable under the agreements. The Trustees considered that each Fund's advisory fee and projected expense ratio were lower than the advisory fee and expense ratio of substantially similar existing Funds of the Trust. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives, and noted that the advisory fees and expense ratios of the Funds compared very favorably to those of most other comparable funds included in the

Lipper data. Each Fund's advisory fee ranked in the first quintile in its Lipper-determined expense group. In addition, each Fund's total expense ratio for its Class III Shares ranked in the first quintile in its Lipper-determined expense group. In evaluating the Funds' advisory fees, the Trustees also took into account the sophistication of the investment techniques to be used to manage the Funds, and reviewed information provided by the Manager regarding fees paid by its separate account clients and non-proprietary mutual fund clients. Since the Funds had not yet commenced operations, the Trustees were unable to consider the Manager's profitability with respect to the Funds, although they did take into account not only the actual dollar amount of fees to be paid by the Funds directly to the Manager, but also so-called "fallout benefits" to the Manager such as the receipt of shareholder servicing fees pursuant to the Trust's servicing agreements, and reputational value to be derived from serving as investment manager to the Funds. The Trustees regarded the ability of the Funds to establish a public record of their performance also to be a fallout benefit to the Manager because of the opportunity that record creates for the Manager to increase assets under management by, for example, entering into arrangements to advise funds that are distributed by an organization with strong retail sales capabilities. The Trustees also considered possible economies of scale to the Manager, and concluded that the fees payable under the agreement appropriately reflected economies of scale associated with managing the Funds. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the agreement, that the advisory fees to be charged to the Funds were fair and reasonable.

At the conclusion of the meeting of the Trustees on June 23, 2005, the Trustees, each of whom is not an "interested person" of the Trust, stated that, based on their evaluation of all factors that they deemed to be material, including those factors described above, they had concluded that the Funds' initial investment management agreements should be approved.

Trustee Fund Ownership

The following table sets forth ranges of the Trustees' direct beneficial share ownership in Funds of the Trust as of December 31, 2004.

                                                                AGGREGATE DOLLAR RANGE OF SHARES
                                                                      DIRECTLY OWNED IN ALL
                                       DOLLAR RANGE OF             FUNDS OF THE TRUST (WHETHER
                                  SHARES DIRECTLY OWNED IN          OR NOT OFFERED HEREUNDER)
NAME/FUNDS OFFERED HEREUNDER      FUNDS OFFERED HEREUNDER*             OVERSEEN BY TRUSTEE
----------------------------      ------------------------      --------------------------------
JAY O. LIGHT                               None                              None

DONALD W. GLAZER                           None                          Over $100,000

W. NICHOLAS THORNDIKE**                    None                              None

-----------------
* The Funds will commence operations on or following the date of this Statement of Additional Information, and, therefore, have not yet offered any shares for sale.

** Mr. Thorndike was not elected as Trustee until March, 2005.

The following table sets forth ranges of the Trustees' indirect beneficial share ownership in Funds of the Trust, as of December 31, 2004, by virtue of their direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

                                                                   AGGREGATE DOLLAR RANGE OF SHARES
                                                                       INDIRECTLY OWNED IN ALL
                                        DOLLAR RANGE OF              FUNDS OF THE TRUST (WHETHER
                                  SHARES INDIRECTLY OWNED IN          OR NOT OFFERED HEREUNDER)
NAME/FUNDS OFFERED HEREUNDER       FUNDS OFFERED HEREUNDER*              OVERSEEN BY TRUSTEE
----------------------------      --------------------------       --------------------------------
    DONALD W. GLAZER                         None                           Over $100,000

* The Funds will commence operations on or following the date of this Statement of Additional Information, and, therefore, have not yet offered any shares for sale.

Trustee Ownership of Securities Issued by the Manager or Principal Underwriter

None.

Trustee Ownership of Related Companies

The following table sets forth information about securities owned by the trustees and their family members as of December 31, 2004 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Funds' principal underwriter.

                            NAME OF
                          OWNER(S) AND
       NAME OF          RELATIONSHIP TO                            TITLE OF       VALUE OF
NON-INTERESTED TRUSTEE      TRUSTEE              COMPANY             CLASS       SECURITIES     % OF CLASS
----------------------  ---------------   ---------------------   -----------   ------------   ------------
Jay O. Light                  N/A                  None               N/A           N/A           N/A

Donald W. Glazer              Self           GMO Tax-Managed        Limited       $420,726       4.20%(2)
                                          Absolute Return Fund,   partnership
                                           a private investment    interest-
                                            company managed by      Class C
                                              the Manager.(1)

                                            GMO Multi-Strategy      Limited       $418,351       0.38%(2)
                                            Fund (Onshore), a     partnership
                                            private investment     interest-
                                            company managed by      Class A
                                              the Manager.(1)

                             NAME OF
                          OWNER(S) AND
       NAME OF           RELATIONSHIP TO                             TITLE OF       VALUE OF
NON-INTERESTED TRUSTEE       TRUSTEE              COMPANY              CLASS       SECURITIES     % OF CLASS
----------------------   ---------------   ----------------------   -----------   ------------   ------------
                                                 GMO Brazil           Limited          $0           1.95%
                                             Sustainable Forest     partnership
                                            Fund, LP, a private       interest
                                             investment company
                                            managed by Renewable
                                             Resources LLC(3), an
                                              affiliate of the
                                                  Manager.

                                                 GMO Brazil           Limited          $0           2.02%
                                             Sustainable Forest     partnership
                                           Fund 2, LP, a private      interest
                                             investment company
                                            managed by Renewable
                                             Resources LLC(3), an
                                              affiliate of the
                                                  Manager.

W. Nicholas                    N/A                 None                 N/A            N/A            N/A
Thorndike(4)

--------------------

(1) The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.

(2) Mr. Glazer owns less than 1% of the outstanding voting securities of the fund.

(3) The Manager may be deemed to "control" this fund by virtue of its affiliation with and role as managing member of Renewable Resources LLC.

(4) Mr. Thorndike was not elected as Trustee until March, 2005.

REMUNERATION. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, the Chairman of the Trust's standing committees and Chairman of the Board of Trustees receive an annual fee. Each Trustee is also paid a fee for participating in in-person and telephone meetings of the Board of Trustees and committees and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.

      The Funds will commence operations on or following the date of this Statement of Additional Information and, therefore, have not yet paid any compensation to the Trustees or officers. The Trustees did receive the following compensation from the Trust, on behalf of series other than the Funds, during the fiscal year ended February 28, 2005:

                                                      NAME OF PERSON, POSITION
                                     ----------------------------------------------------------
                                     Donald W. Glazer,   Jay O. Light,   W. Nicholas Thorndike,
                                       Esq., Trustee        Trustee             Trustee*
                                     -----------------   -------------   ----------------------
TOTAL COMPENSATION FROM THE TRUST:       $169,975          $ 165,195               N/A

* Mr. Thorndike was elected as a Trustee in March 2005 and, therefore, did not receive any compensation from the Trust during the fiscal year ended February 28, 2005.

Mr. Eston and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager benefit from the management fees paid by each Fund of the Trust. Mr. Hogan received compensation from the Trust in respect of his duties as the Trust's Acting Chief Compliance Officer during the fiscal year ended February 28, 2005, but no Fund paid Mr. Hogan more than $60,000 in aggregate compensation.

The Funds will commence operations on or following the date of this Statement of Additional Information and, therefore, the Trustees and officers of the Trust as a group owned no shares of any class of shares of any Fund.

CODE OF ETHICS. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACTS

As disclosed in the Prospectus under the heading "Management of the Trust," under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment or asset allocation program, as applicable, for each Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

As is disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund for specified Fund expenses through at least June 30, 2006.

Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the relevant Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. The Funds will commence operations on or following the date of this Statement of Additional Information and, therefore, have not yet paid any Management Fees to the Manager.

In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

PORTFOLIO MANAGEMENT

Day-to-day management of each Fund is the responsibility of one of several divisions comprised of investment professionals associated with the Manager. Each division's members work collaboratively to manage a Fund's portfolio, and no one person is primarily responsible for day-to-day management of any Fund.

The following table sets forth additional information as of February 28, 2005 about the senior members of the divisions responsible for coordinating the Funds' overall portfolio management.

                REGISTERED INVESTMENT COMPANIES MANAGED
               (INCLUDING NON-GMO MUTUAL FUND SUBADVISORY   OTHER POOLED INVESTMENT VEHICLES         SEPARATE ACCOUNTS MANAGED
                              RELATIONSHIPS)                       MANAGED (WORLD-WIDE)                    (WORLD-WIDE)
               ------------------------------------------ ------------------------------------ -------------------------------------
SENIOR MEMBER  Number of accounts        Total assets*    Number of accounts    Total assets   Number of accounts     Total assets
-------------- ------------------      ------------------ ------------------ ----------------- ------------------  -----------------
Edmond Choi             3              $   434,105,894.95         0                          0           9         $  228,009,202.46
Thomas Hancock         10              $ 9,731,930,891.20         4          $  917,778,056.16          21         $6,808,314,107.65
Robert Soucy**         17              $14,734,645,878.24         6          $1,154,297,205.20          24         $2,901,152,612.78
Sam Wilderman          17              $14,734,645,878.24         6          $1,154,297,205.20          24         $2,901,152,612.78

               REGISTERED INVESTMENT COMPANIES MANAGED FOR
               WHICH GMO RECEIVES A PERFORMANCE-BASED FEE    OTHER POOLED INVESTMENT VEHICLES         SEPARATE ACCOUNTS MANAGED
               (INCLUDING NON-GMO MUTUAL FUND SUBADVISORY   MANAGED (WORLD-WIDE) FOR WHICH GMO  (WORLD-WIDE) FOR WHICH GMO RECEIVES
                             RELATIONSHIPS)                  RECEIVES A PERFORMANCE-BASED FEE          A PERFORMANCE-BASED FEE
               ------------------------------------------- ------------------------------------ ------------------------------------
               Number of accounts          Total assets    Number of accounts   Total assets    Number of accounts    Total assets
               ------------------        ----------------- ------------------ ----------------- ------------------ -----------------
Edmond Choi            0                                 0          0                         0          2         $   57,235,066.90
Thomas Hancock         0                                 0          0                         0          6         $2,273,374,692.09
Robert Soucy**         3                 $3,844,377,368.36          5         $1,095,305,212.81         10         $1,782,171,610.76
Sam Wilderman          3                 $3,844,377,368.36          5         $1,095,305,212.81         10         $1,782,171,610.76

------------------
** Mr. Soucy has announced that he plans to retire as of December 31, 2005.
* For some senior members, total assets includes assets invested by other GMO Funds.

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and the other accounts. GMO believes several factors limit those conflicts. First, the Manager maintains trade allocation policies which seek to ensure such conflicts are managed appropriately. Second, where similar accounts are traded in a common trading environment, performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts. Third, GMO's investment divisions and GMO's Investment Analysis team periodically examine performance dispersion among accounts employing the same investment strategy but with different fee structures to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows. Fourth, the fact that the investment programs of most of the Funds and other similar accounts are determined based on quantitative models imposes discipline and constraint on the GMO investment divisions.

Senior members of each division are members (partners) of GMO. The compensation of each senior member consists of a fixed annual base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus related to the senior member's contribution to GMO's success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. GMO's Compensation Committee determines base salary, taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. GMO's Compensation Committee also determines the level of partnership interest, taking into account the individual's contribution to GMO and its mission statement. The Committee may decide to pay a discretionary bonus to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person's compensation is based on his or her individual performance, GMO does not have a typical percentage split among base, bonus and other compensation. GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.

PORTFOLIO MANAGER FUND OWNERSHIP. The Funds will commence operations on or following the date of this Statement of Additional Information, and, therefore, have not yet offered any shares for sale.

CUSTODIAL ARRANGEMENTS. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

SHAREHOLDER SERVICE ARRANGEMENTS. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with the Funds of the Trust, GMO provides direct client service, maintenance, and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.

The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, classes III, IV, V, and VI of each Fund pay a predetermined percentage of their average daily net assets attributable to the relevant class of each Fund to the Manager for services rendered. The Funds will commence operations on or after the date of this Statement of Additional Information and, therefore, no amounts have yet been paid under the Servicing Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

DISTRIBUTOR. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust's distributor on behalf of the Funds. GMO pays all distribution-related expenses of the Funds (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class M Shares or administrative fees related thereto).

COUNSEL. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                            DISTRIBUTION (12B-1) PLAN

The Trust has adopted a Rule 12b-1 distribution and service plan (the "Plan"). The principal features of the Plan are described in the Prospectus. This Statement of Additional Information contains additional information that may be of interest to investors.

The Trust will pay to the principal distributor of the Trust's shares (the "Distributor") fees for services rendered and expenses borne by the Distributor that are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders, at an annual rate with respect to each Fund of the Trust not to exceed 1.00% of each Fund's average daily net assets attributable to its Class M Shares. The Trustees currently limit payments on Class M Shares to 0.25% of each Fund's average daily net assets attributable to its Class M Shares. Such fees shall be accrued daily and paid monthly or at such other intervals as the Trustees shall determine.

The Funds will commence operations on or after the date of this Statement of Additional Information and, therefore, the Trust, on behalf of the Funds has not paid any fees to the Distributor.

The fees may be spent by the Distributor for services that are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders (but will generally not be spent on recordkeeping charges, accounting expenses, transfer costs, custodian fees or direct client service, maintenance, or reporting to recordholders of Class M Shares). The Distributor's expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers, banks, and other financial intermediaries who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of Class M shareholders' needs, who provide and maintain elective Class M shareholder services such as check writing and wire transfer services, who provide and maintain pre-authorized investment plans for Class M shareholders, who act as sole shareholder of record and nominee for Class M shareholders, who respond to inquiries from Class M shareholders relating to such services, who train personnel in the provision of such services or who provide such similar services as permitted under applicable statutes, rules or regulations.

Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect interest in the Plan or related arrangements (the "Independent Trustees"), cast in person at a meeting called for that purpose. All material amendments to the Plan also must be approved by the Trustees and the Independent Trustees, including any amendment to increase materially the costs that the fund may bear for distribution pursuant to the Plan.

The Plan may be terminated at any time with respect to the Class M Shares of any Fund by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund.

Any agreement relating to the implementation of the Plan with respect to any Fund shall be in writing, shall terminate automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund, upon 60 days written notice.

                             PORTFOLIO TRANSACTIONS

The Manager effects purchases and sales of portfolio securities for each Fund and for its other investment advisory clients with a view to achieving their respective investment objectives. Thus, some clients may purchase or sell a particular security while others do not. Likewise, some clients may purchase a particular security that other clients are selling. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust's pricing policies.

BROKERAGE AND RESEARCH SERVICES. In placing orders for the portfolio transactions of each Fund, the Manager seeks the best price and execution available, except to the extent it is permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves many considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

Over-the-counter transactions often involve dealers acting for their own account. The Manager's policy is to place over-the-counter market orders for the Funds with primary market makers unless better prices or executions are available elsewhere.

Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager receives research services from brokers who handle a substantial portion of the Funds' portfolio transactions. Research services include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities, and portfolio strategy. The Manager uses research from brokers in servicing other clients as well as the Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

The Funds will commence operations on or after the date of this Statement of Additional Information and, therefore, the Trust, on behalf of the Funds, has not yet paid any brokerage commission.

                      PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Funds. The Trust's proxy voting policy and the Manager's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix B.

The Manager's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust's website at www.gmo.com and on the Securities and Exchange Commission's website at www.sec.gov no later than August 31, 2006.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The policy of the Trust is to protect the confidentiality of each Fund's portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.

Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies, and therefore potentially similar portfolio holdings.

Neither GMO nor any Fund will receive any compensation or other consideration in connection with its disclosure of a Fund's portfolio holdings.

GMO may disclose a Fund's portfolio holdings (together with any other information from which the Fund's portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the "Portfolio Holdings Information") to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents ("Permitted Recipients") by means of the GMO website. The Funds' prospectus describes the type of information disclosed on GMO's website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email or by any other means in such scope and form and with such frequency as GMO may reasonably determine no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund's prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund's website where the information will be made available) or on the same day as a publicly available, routine filing with the Securities and Exchange Commission ("SEC") that includes the Portfolio Holdings Information.

To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates.

In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund to which the information relates. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund's shareholders. GMO will seek to monitor a recipient's use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.

The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including GMO, GMO's affiliates, the Funds' custodians and auditors, the Funds' pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Fund's behalf, and persons assisting the Funds in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list overlap with securities currently held by the Fund.

No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holding Information as may be required by applicable law, rules or regulations.

Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.

If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of a Fund's shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust's Chief Compliance Officer of the potential conflict, and the Trust's Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. He also is required to report his decision to the Board of Trustees.

GMO regularly reports the following information to the Board of Trustees:

      - Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

      - The nature and scope of disclosure of Portfolio Holdings Information to third parties;

      - Exceptions to the disclosure policy authorized by senior management of GMO; and

      - Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.

      ONGOING ARRANGEMENTS TO MAKE PORTFOLIO HOLDINGS AVAILABLE. Portfolio Holdings Information is disclosed on an on-going basis (generally, daily, except with respect to PricewaterhouseCoopers LLP, which receives holdings quarterly and as necessary in connection with the services it provides to the Funds) to the following entities that provide on-going services to the Funds in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

        NAME OF RECIPIENT                      FUNDS                 PURPOSE OF DISCLOSURE
----------------------------------   --------------------------   ---------------------------
Investors Bank & Trust Company            U.S. Equity Funds       Custodial and securities
                                                                  lending services

                                             All Funds            Compliance testing

Brown Brothers Harriman & Co.        International Equity Funds   Custodial services and
                                                                  compliance testing

Boston Global Advisors               International Equity Funds   Securities lending services

PricewaterhouseCoopers LLP                   All Funds            Independent registered
                                                                  public accounting firm

Institutional Shareholder Services           All Funds            Corporate actions services

Interactive Data                     International Equity Funds   Fair value pricing

FactSet                                      All Funds            Data service provider

Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

      NAME OF RECIPIENT            FUNDS         PURPOSE OF DISCLOSURE
-----------------------------    ---------    ---------------------------
Epstein & Associates, Inc.       All Funds    Software provider for  Code
                                              of Ethics monitoring system

Financial Models Company Inc.    All Funds    Recordkeeping system

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on the last day of February.

Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of fifty-four series: U.S. Core Fund; Tobacco-Free Core Fund; U.S. Quality Equity Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small Cap Value Fund; Small Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small Companies Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Emerging Markets Quality Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Sector Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; Global Growth Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Balanced Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; and U.S. Value Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

No shareholder currently holds greater than 25% of the outstanding shares of a series of any Fund. Shareholders that hold greater than 25% of the outstanding shares of a series may be deemed to "control" their respective series as such term is defined in the 1940 Act.

                                MULTIPLE CLASSES

The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for the various classes of shares offered by a Fund. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts are for the same institution regardless of legal entity; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and the relationship can be serviced from a single geographic location.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.

Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the

Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES

No shareholder is currently a beneficial owner of 5% or more of the shares of any class of the Funds.

                              FINANCIAL STATEMENTS

The Funds will commence operations on or after the date of this Statement of Additional Information and, therefore, no financial statements are included herein.

Appendix A

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

Appendix A

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be

Appendix A

characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

      1.    An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

      3.    There is lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

Appendix B

                                    GMO TRUST
                               PROXY VOTING POLICY

I.    STATEMENT OF POLICY

GMO Trust (the "Fund") delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the "Adviser").

Therefore, the Board of Trustees (the "Board") of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") on behalf of the Fund when exercising voting authority on behalf of the Fund.

II.   STANDARD

The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.

III.  REVIEW OF PROXY VOTING PROCEDURES

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified EXCEPT in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV.   DISCLOSURE

The following disclosure shall be provided:

      A. The Adviser shall make available its proxy voting records, for inclusion in the Fund's Form N-PX.

      B. The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund's annual filing on Form N-CSR or the statement of additional information.

      C. The Adviser shall cause the Fund's shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund's web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund's web site.

Appendix B

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.   PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

      (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

      (2)   ensure that proxies are voted and submitted in a timely manner;

      (3)   handle other administrative functions of proxy voting;

      (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

      (5)   maintain records of votes cast; and

      (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time.

Appendix B

Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III.  PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

   1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

   2. Overseeing the proxy voting process; and

   3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.   CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy,

Appendix B

or (b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

   1. GMO has a business relationship or potential relationship with the issuer;

   2. GMO has a business relationship with the proponent of the proxy proposal;
      or

   3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V.    RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

      (1) a copy of these policies and procedures which shall be made available to clients, upon request;

      (2)   a record of each vote cast (which ISS maintains on GMO's behalf);
            and

      (3) each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.   REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII.  DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Effective: August 6, 2003

Appendix B

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

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

Appendix B

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis,

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Appendix B

considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

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Appendix B

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

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Appendix B

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Appendix B

                   CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING
                                   GUIDELINES

            Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

      - there are concerns about the accounts presented or audit procedures used; or

      - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

      - there are serious concerns about the accounts presented or the audit procedures used;

      -     the auditors are being changed without explanation; or

      - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

      - there are serious concerns about the statutory reports presented or the audit procedures used;

      - questions exist concerning any of the statutory auditors being appointed; or

      - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

      - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

      -     the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management

Appendix B

demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

      - there are clear concerns about the past performance of the company or the board; or

      -     the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

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Appendix B

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

      - there are serious questions about actions of the board or management for the year in question; or

      -     legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

      - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

      - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

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Appendix B

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

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Appendix B

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

      -     clear evidence of past abuse of the authority is available; or

      -     the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

      - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

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Appendix B

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                                                            B-15